UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Recovery Energy, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Recovery Energy, Inc.
1900 Grant Street, Suite #720
Denver, CO 80203

PROXY STATEMENT AND
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 13, 2013

Important Notice Regarding the Availability of Proxy Materials for our Special Meeting of Stockholders to Be Held on
November 13,  2013:
This Proxy Statement, the form of proxy and our annual report on Form 10-K for the year ended December 31, 2012, including our consolidated financial statements, are available to you for access and review at www.recoveryenergyco.com and www.sec.gov.

To Our Stockholders:

You are cordially invited to attend the special meeting of the stockholders of Recovery Energy, Inc. (“we,” “us,” “our,” “Recovery Energy,” “Recovery,” or the “Company), at our offices located at 1900 Grant Street, Suite #720, Denver, CO, at 10:00 a.m. (Denver, Colorado time) on Tuesday, November 13,  2013, or at any adjournment or postponement thereof, for the following purposes:

1.	To amend the Company’s Amended and Restated Articles of Incorporation to legally change the Company’s name from Recovery Energy, Inc. to Lilis Energy, Inc.;

2.
To amend the 2012 Equity Incentive Plan to increase the number of common shares available for grant under the Plan from 1,800,000 shares to 6,800,000 shares and to increase the number of common shares eligible for grant under the Plan in a single year to a single participant from 1,000,000 shares to 3,000,000 shares; and

3.	To transact such other business as may properly come before the meeting.

Details relating to the above matters are set forth in the attached proxy statement.  All of Recovery’s stockholders of record as of the close of business on October 4, 2013 will be entitled to vote at such meeting or at any adjournment or postponement thereof.

All stockholders are cordially invited to attend the meeting.  If you do not plan to attend the meeting, you are urged to sign, date and promptly return the enclosed proxy.  A reply card is enclosed for your convenience.  The giving of a proxy will not affect your right to vote in person if you attend the meeting.

This board of directors intends to send these proxy materials to stockholders on or about October 28, 2013.

By Order of the Board of Directors

/s/ W. Phillip Marcum
W. Phillip Marcum
Chairman, Board of Directors
October 24, 2013

YOUR VOTE IS IMPORTANT.
PLEASE COMPLETE, DATE, SIGN AND RETURN YOUR PROXY CARD PROMPTLY.

TABLE OF CONTENTS

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS	1
Proxy Solicitation	2
Who Can Vote	2
Broker Non-Votes	2
Revocation of Proxies	2
Required Votes and Voting Procedures	3
Inspector of Elections	3
Costs of Proxy Solicitation	3
Admission to the Special Meeting	3
Stockholder List	3
PROPOSAL 1: APPROVAL OF AN AMENDMENT TO THE Company’s Amended and Restated Articles of Incorporation to legally change the Company’s name from Recovery Energy, Inc. to LILIS ENERGY, INC.	4
Reason for the Name Change	4
Effects of the Name Change	4
PROPOSAL 2: APPROVAL OF AMENDMENT TO THE 2012 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR GRANT FROM 1,800,000 TO 6,800,000 and to increase the number of common shares ELIGIBLE for grant under the Plan in a single year to a single participant from 1,000,000 shares to 3,000,000 shares	5
Summary of the Plan	6
New Plan Benefits Under the Plan	10
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS	11
Summary Compensation Table	11
Narrative Disclosure to Summary Compensation Table	11
Outstanding Equity Awards at Fiscal Year-End	13
Employment Agreements and Other Compensation Arrangements	13
The Board of Directors and Committees Thereof	16
Compensation of Directors	18
Securities Authorized for Issuance under Equity Compensation Plans	19
Indemnification of Directors and Officers	20
Narrative Disclosure of Compensation Policies and Practices as they Relate to Risk Management	20
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	21
TRANSACTIONS WITH RELATED PERSONS	22
Conflict of Interest Policy	23
GENERAL INFORMATION	24
Next Annual Meeting of Stockholders	24
Additional Information	24
Other Business	24

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including, but not limited to additional matters to be presented at the special meeting; executive sessions of the Board; potential payments upon termination or change in control; the impact of the compensation program on the Company; and any statements or assumptions underlying any of the foregoing.

Forward-looking statements may include the words “may,” “should,” “could,” “estimate,” “intend,” “plan,” “project,” “continue,” “believe,” “expect” or “anticipate” or other similar words.  These forward-looking statements present our estimates and assumptions only as of the date of this presentation.  Except as required by law, we do not intend, and undertake no obligation, to update any forward-looking statement.

Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements.  Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties.  For a detailed description of factors that could cause actual results to differ materially from those expressed in any forward-looking statement, we urge you to carefully review and consider the disclosures made in the “Risk Factors” sections of our SEC filings, available free of charge at the SEC’s website (www.sec.gov).

Proxy Solicitation

The board of directors of Recovery is soliciting proxies to be used at our special meeting of stockholders to be held at 10:00 a.m. on Tuesday, November 13, 2013, at our offices located at 1900 Grant Street, Suite #720, Denver, CO.  This proxy statement contains important information regarding Recovery’s special meeting, the proposals on which you are being asked to vote, information you may find useful in determining how to vote, and voting procedures.

Who Can Vote

Stockholders of record at the close of business on October 4, 2013, also referred to herein as the “record date,” may vote at the special meeting.  As of the record date, we had 19,096,954 issued and outstanding shares of common stock, which were held by approximately 32 record holders.  If you hold shares in a stock brokerage account or by a nominee, you are considered the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by your broker or nominee, who is considered the record holder with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee on how to vote and you are also invited to attend the special meeting.  However, because you are not the stockholder of record, you may not vote these shares in person at the meeting unless you first obtain from your broker or nominee a letter recognizing you as the beneficial owner of your shares.  Your broker or nominee has enclosed a voting instruction card for you to use.  You are urged to vote by proxy regardless of whether you attend the special meeting.

Broker Non-Votes

Brokers, banks, or other holders of record are not permitted to vote on certain types of proposals without specific client instructions, including proposals to amend a company’s articles of incorporation or equity incentive plan.  In these cases, the broker can register your shares as being present at the special meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under the new rules. This is called a “broker non-vote.” If you are a beneficial owner whose shares are held of record by a broker, bank, or other holder of record, you must instruct the broker, bank, or other holder of record how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.  At the special meeting, your broker, bank, or other holder of record does not have discretionary voting authority to vote on any of the proposals without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters.

How You Can Vote

You can vote your shares if you are represented by proxy or present in person at the special meeting.  You are entitled to one vote for each share of Recovery common stock held in your name for as many persons as there are directors to be elected. If you hold your shares through your broker in “street name,” you may direct your broker or nominee to vote by proxy, but you may not vote in person at the meeting unless you first obtain from your broker or nominee a letter recognizing you as the beneficial owner of your shares.  If you return a properly signed proxy card, the proxy holders will vote your shares as you direct.  If your proxy card does not specify how you want to vote your shares, the proxy holders will vote your shares “FOR” the election of all nominees for director and as recommended by our board of directors with regard to all other matters.

Revocation of Proxies

You can revoke your proxy at any time before it is voted at the special meeting by any of the following three methods:

●	by voting in person at the special meeting;
●	by delivering to our corporate secretary, Eric Ulwelling, a written notice of revocation dated after the proxy; or
●	by delivering another proxy dated after the previous proxy.

Required Votes and Voting Procedures

Each share of common stock has one vote on each matter properly brought before the special meeting.  In order to conduct business at the special meeting, a quorum of a majority of the outstanding shares of common stock entitled to vote as of the record date must be present in person or represented by proxy.  The affirmative vote of the holders of a majority of the common stock as of the record date, in person or by proxy, and entitled to vote on the subject matter under consideration, will be required for the approval of Proposal 1.  The affirmative vote of the holders of a majority of the common stock represented at the meeting, in person or by proxy, and entitled to vote on the subject matter under consideration, will be required for approval of Proposal 2.  Abstentions and broker non-votes are included in the determination of the number of shares present at the special meeting for purposes of determining the presence of a quorum and are tabulated separately. Abstentions and broker non-votes will have the effect of a vote against Proposal 1 and will have no effect on Proposal 2.

Inspector of Elections

Votes cast by proxy or in person at the special meeting will be counted by the persons we appoint to act as election inspectors for the special meeting.

Costs of Proxy Solicitation

Recovery will bear the costs of soliciting proxies from its stockholders.  Directors, officers and other employees and agents of Recovery, not specially employed for this purpose, may solicit proxies, without additional remuneration therefore, by personal interview, mail, telephone or other means of communication.  Recovery will request brokers and other fiduciaries to forward proxy soliciting material to the beneficial owners of shares of common stock that are held of record by such brokers and fiduciaries and will reimburse such persons for their reasonable out-of-pocket expenses.

Admission to the Special Meeting

If you plan to attend the special meeting, please mark the appropriate box on the proxy card and return the proxy card promptly.  If you are a stockholder of record, you will only be admitted once we verify your share ownership.  If you are a beneficial owner, you will only be admitted upon presentation of evidence of your beneficial holdings, such as a bank or brokerage firm account statement.

Stockholder List

A complete list of stockholders entitled to vote at the special meeting will be available for examination by any stockholder, for any purpose germane to the meeting, at the special meeting and at our principal executive offices located at 1900 Grant Street, Suite #720, Denver, CO 80203 during normal business hours for a period of at least 10 days prior to the special meeting.

PROPOSAL 1:
APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO LEGALLY CHANGE THE COMPANY’S NAME FROM RECOVERY ENERGY, INC. TO LILIS ENERGY, INC.

On October 10, 2013, the board of directors adopted a resolution approving an amendment to the Company’s Amended and Restated Articles of Incorporation (the “Articles”) to legally change the name of the Company from Recovery Energy, Inc. to Lilis Energy, Inc. and recommending that the name change amendment be submitted to the Company’s stockholders for approval. The board of directors believes that the name change is in the best interests of the Company and recommends approval of an amendment to the Articles.

Reason for the Name Change

The name change is being proposed because the Board believes that the new name will better reflect the planned business operations the Company is expected to commence.  The Board believes that the name “Lilis Energy, Inc.” will further promote awareness of the Company in the minds of its stockholders and potential investors. In addition, the Company believes that the name Lilis Energy, Inc. will enhance our name recognition.

Effects of the Name Change

If the amendment to the Articles is approved by the stockholders, the change of the Company’s name will become effective when the Certificate of Amendment to the Amended and Restated Articles of Incorporation is filed with the Secretary of State of the State of Nevada. The rights of stockholders holding certificated shares under currently outstanding stock certificates, and the number of shares represented by those certificates, will remain unchanged. The name change will not affect the validity or transferability of any currently outstanding stock certificates that bear the name Recovery Energy, Inc., nor will it be necessary for stockholders with certificated shares to surrender or exchange any stock certificates they currently hold. Uncertificated shares currently held in direct registration accounts and any new stock certificates issued after the name change becomes effective will bear the name Lilis Energy, Inc.

The Company’s common stock is currently listed for trading on the NASDAQ Global Market under the symbol “RECV.” If the amendment is approved, the Company’s common stock will continue to be listed on the NASDAQ Global Market, and the Company expects that its common stock will be traded under a new NASDAQ symbol, “LLEX”, which the Company has already reserved.

For the above reasons, our stockholders are being asked to vote on the following resolution:

RESOLVED, that the Certificate of Amendment to the Amended and Restated Articles of Incorporation in substantially the form attached hereto as Appendix A, which includes a change in the name of the Company to Lilis Energy, Inc., is hereby approved.

Recommendation of the Board of Directors

Recovery’s board of directors recommends that you vote “FOR” the amendment to the Company’s Amended and Restated Articles of Incorporation to legally change the name of the Company from Recovery Energy, Inc. to Lilis Energy, Inc.

PROPOSAL 2:
APPROVAL OF AMENDMENT TO THE 2012 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR GRANT FROM 1,800,000 TO 6,800,000 AND TO INCREASE THE NUMBER OF COMMON SHARES ELIGIBLE FOR GRANT UNDER THE PLAN IN A SINGLE YEAR TO A SINGLE PARTICIPANT FROM 1,000,000 SHARES TO 3,000,000 SHARES

Our shareholders approved the adoption of the 2012 Equity Incentive Plan (the “Plan”) during a special meeting of shareholders held on September 26, 2012.  In connection with the adoption of the Plan, our shareholders also approved that 900,000 shares were to be available for grant pursuant to the terms of the Plan.  At our annual meeting held on June 27, 2013, our shareholders approved an increase in the number of common shares available for grant under the Plan from 900,000 shares to 1,800,000 shares.

Since adoption of the Plan, the Company has granted (net of expirations) 1,277,257 shares of common stock to officers and directors, of which 382,465 shares have vested and the remaining 894,792 vest at future dates.  In addition, on June 25, 2013, each of our current Chief Executive Officer and our Chief Financial Officer were issued 300,000 options to purchase the Company’s common stock, subject to the approval of the shareholders of an increase in the number of shares available for grant under the Plan.  Furthermore, the Company named Mr. Abraham Mirman as the President of the Company on September 16, 2013; as part of his employment agreement with the Company, the Company granted him an incentive bonus of 600,000 options to purchase the Company’s common stock and a performance bonus of 2,000,000 options to purchase the Company’s common stock, both of which are contingent upon the approval of the shareholders of an increase in the number of shares available for grant under the Plan.  Finally, on October 24, 2013, each of our current independent directors, D. Kirk Edwards, Timothy N. Poster and Bruce B. White, were granted options to purchase 200,000 shares of the Company’s common stock, subject to the approval of the shareholders of an increase in the number of shares available for grant under the Plan.

The options to purchase 300,000 share of the Company’s common stock granted to each of our current Chief Executive Officer and Chief Financial Officer were granted at a fair market value exercise price (as defined in the Plan).  Pursuant to the respective employment agreements, one-third of the options vest immediately and two-thirds vest in two annual installments on each of the next two anniversaries of the grant date.

The options to purchase 600,000 shares and 2,000,000 shares of the Company’s common stock granted to Mr. Mirman under his employment agreement were granted at strike prices equal to the Company’s closing share price on September 16, 2013.  The options to purchase 600,000 shares of the Company’s common stock become exercisable upon the date the Company receives gross cash proceeds or drawing availability of at least $30,000,000, measured on a cumulative basis and including certain restructuring transactions.  The options to purchase 2,000,000 shares of the Company’s common stock become exercisable pursuant to certain performance goals.  According to the employment agreement, if the Company has a reported share price of $7.50 and average daily production of 2,500 barrels of oil equivalent per day for three months, Mr. Mirman’s option to purchase 666,667 of the 2,000,000 shares becomes exercisable.  The option to purchase the remaining 666,667 shares and 666,666 shares becomes exercisable upon the same daily production condition and reported share prices of $10.00 per share and $12.50 per share, respectively.

The options to purchase 200,000 shares of the Company’s common stock granted to each of our current independent directors were granted at a fair market value exercise price (as defined in the Plan).  Pursuant to the respective award agreements, one-third of the options vest on each of the next three anniversaries of the grant date, subject to acceleration in certain circumstances.

In order to accommodate the options to purchase the Company’s common stock granted to the Company’s Chief Executive Officer, Chief Financial Officer, the President, and the independent directors and to make future equity incentive awards under the Plan, the Company is proposing (i) to increase the number of shares available under the Plan from its current amount of 1,800,000 shares to 6,800,000 shares, an increase of 5,000,000 shares and (ii) to increase the number of common shares eligible for grant under the Plan in a single year to a single participant from 1,000,000 shares to 3,000,000 shares.  Based upon current awards to date, and giving effect to the shares proposed to be reserved in connection with the awards to the Chief Executive Officer, Chief Financial Officer, President, and independent directors to be issued, upon approval, the Company will have 1,200,000 shares available under the Plan for future incentive awards.

We believe equity-based compensation is a valuable component of our reward system.  Long-term incentives and stock-based awards focus employees on the objective of creating stockholder value and promoting the success of the Company.  The board of directors and the compensation committee believe that a further increase in the number of shares available for issuance and an increase in the number of shares eligible for issuance in single year to a single participant pursuant to the Plan is essential to the best interests of the Company and its stockholders as it will enable us to continue to offer our employees and our non-employee directors competitive and efficient equity incentive compensation.

Summary of the Plan

The principal features of the Plan are summarized below. This summary is qualified in its entirety by the provisions of the Plan, which appears as Appendix B to this proxy statement.

Securities Subject to the Plan

Currently, the aggregate number of shares of common stock subject to stock grants and other awards under the Plan is 1,800,000.  If the amendment is approved, the aggregate number of shares of common stock subject to stock grants and other awards under the Plan will be 6,800,000.  To the extent that an award expires, ceases to be exercisable, is forfeited or repurchased by the Company, any shares subject to the award may be used again for new grants under the Plan. In addition, shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligation with respect to any award (other than a stock option) may be used for grants under the Plan. To the extent permitted by applicable law or any exchange rule, shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company will not be counted against the shares available for issuance under the Plan. Currently, the maximum number of shares that may be subject to one or more awards to a participant pursuant to the Plan during any calendar year is 1,000,000.  If the amendment is approved, the maximum number of shares that may be subject to one or more awards to a participant pursuant to the Plan during any calendar year will be 3,000,000.

Administration of the Plan

The Plan will be administered by the compensation committee of the board of directors. The compensation committee shall consist solely of two or more directors, each of whom qualifies as a non-employee director pursuant to Rule 16b-3 of the Securities and Exchange Act, and, to the extent the board of directors considers it desirable for compensation delivered pursuant to a grant of awards under the Plan to be eligible to qualify for an exemption under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the committee shall consist of two or more “outside directors” pursuant to Code Section 162(m).

Eligibility

Employees, directors and consultants of the Company are eligible to receive options, restricted stock, stock appreciation rights, bonus stock, restricted stock units, and other equity-based awards under the Plan. The administrator determines which of such employees, consultants and directors will be granted options or other awards.

Vesting of Awards

An award vests or becomes exercisable at such times as determined by the administrator and set forth in the applicable award agreement. The administrator in its discretion may provide that an award will be vested or exercisable upon (i) the attainment of one or more performance goals or targets established by the administrator, (ii) the participant’s continued employment or service as a director or consultant, (iii) the occurrence of any event or the satisfaction of any other condition specified by the administrator in its sole discretion, or (iv) a combination of any of the foregoing. Each award may have different provisions with respect to vesting and/or exercise of the award. Also, at any time after the grant of an award, the administrator may accelerate the award’s vesting period.

Types of Awards

●
Options. The administrator may grant employees incentive stock options, meaning they are intended to satisfy the requirements of Code Section 422, or nonqualified stock options, meaning they are not intended to satisfy the requirements of Code Section 422. Directors and consultants may only receive nonqualified stock options. Each option will be evidenced by a written agreement. Award agreements evidencing incentive stock options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Code Section 422. The administrator sets the exercise price at the time the option is granted, except that the exercise price of any option that is intended to be an incentive stock option or to constitute Code Section 162(m) performance-based compensation may not be less than 100% of the fair market value (as determined under the Plan) of the shares of common stock subject to the option on the date the option is granted (or 110% for incentive stock options granted to a 10% owner). Nonqualified stock options may be granted with an exercise price of less than 100% of the fair market value of the shares of common stock subject to the option on the date the option is granted. The term of an option is set by the administrator, provided that the term of the option may not be longer than 10 years from the date the option is granted (or in the case of an incentive stock option granted to a 10% owner, five years from the date of grant). An option may be exercised in whole or in part with respect to whole shares by delivery of an irrevocable notice of exercise in such manner as determined by the Company. The administrator may allow payment in whole or in part by the following: (i) cash or check or wire transfer; (ii) delivery of shares of common stock; (iii) delivery of a notice that the participant has placed a market sell order with a broker with respect to shares of common stock then issuable; or (iv) a cashless “net exercise” arrangement.

●
Stock Appreciation Rights. The administrator may issue stock appreciation rights, or SARs, in such amounts and on such terms and conditions as determined by the administrator consistent with the Plan. A SAR will be evidenced by a written SAR agreement and will entitle the participant to exercise all or a portion of the SAR (to the extent then exercisable pursuant to its terms) and to receive an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the SAR from the fair market value on the date of exercise of the SAR by the number of shares of common stock with respect to which the SAR has been exercised. The exercise price per share of common stock subject to each SAR shall be set by the administrator, but shall not be less than 100% of the fair market value of the common stock on the date the SAR is granted. The term of a SAR is set by the administrator provided that the term of the SAR may not be longer than 10 years from the date the SAR is granted. A SAR may be paid to the participant in the form of cash, whole shares, or a combination thereof, based on the fair market value of the shares earned under the SAR on the date of payment.

●
Restricted Stock. The administrator may issue restricted stock on such terms and conditions as determined by the administrator consistent with the Plan. Restricted stock shall constitute issued and outstanding shares of common stock for all corporate purposes and the grantee shall have the right to vote, to receive and retain all regular cash dividends and such other distributions, as the board of directors may designate, pay or distribute on such restricted stock, and to exercise all other rights, powers and privileges of a holder of common stock.

●
Restricted Stock Units. Restricted stock units or RSUs may be granted to any participant. An RSU entitles the holder to the right to receive shares or cash at the end of a deferral period. At the time of grant, the administrator will specify the date or dates on which the RSUs will become fully vested and non-forfeitable, and may specify such conditions to vesting as it deems appropriate, including any performance criteria or other specific criteria, in each case on a specified date or dates or over any period or periods determined by the administrator. Upon the vesting of an RSU, the grantee will become entitled to receive a number of shares of common stock equal to the number of vested RSUs.

●
Bonus Stock. Bonus stock awards will be made in shares of common stock other than restricted stock and may, but need not, be subject to performance criteria or any other specific criteria determined by the administrator. The purchase price, if any, for common stock issued in connection with a bonus stock award or deferred stock award will be determined by the administrator in its sole discretion.

●
Other Awards. The Plan provides that the administrator may also grant other equity-based awards or any combination thereof to participants. The term of each such grant or issuance will be set by the administrator in its sole discretion. The administrator may establish the exercise price or purchase price, if any, of any such award as well as any vesting or performance criteria.

●
Performance Awards. The administrator may grant performance awards to participants under the Plan. The value of performance awards may be linked to any one or more of the performance criteria or other specific criteria determined by the administrator, in each case on a specified date or dates or over any period or periods determined by the administrator. Performance awards may be paid in cash, shares of common stock, or both. If an award is intended to qualify as “performance-based compensation” under Code Section 162(m)(4), participants are only entitled to receive payment for a performance-based award for any given performance period to the extent that pre-established performance goals set by the administrator for the period are satisfied.

Transferability of Awards

Awards granted generally are not transferable except by will or the laws of descent and distribution and are only exercisable during the lifetime of the grantee of the award or the grantee’s guardian or legal representative. The administrator may permit transfers to certain persons or entities related to the participant, including but not limited to members of the grantee’s family or to such other persons or entities as may be expressly approved by the administrator after taking into account any applicable tax or securities laws.

Adjustment to Common Stock

In the event that any dividend or other distribution, recapitalization, common stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, share exchange, or other relevant changes in capitalization, affects the Company’s common stock such that an adjustment is appropriate to prevent dilution or enlargement of the rights of award grantees, the administrator will make equitable changes or adjustments to outstanding awards to prevent such dilution or enlargement of rights, and adjustments to the number of shares reserved under the stock or other property, the exercise price, grant price, or purchase price and terms relating to performance goals (such as share price targets).

Change in Control

In the event of a change in control, the administrator in its sole discretion may (i) subject to certain limitations, negotiate a binding agreement whereby the surviving corporation or acquiring corporation may assume any outstanding award under the Plan or may substitute similar stock awards on an equitable basis of appropriate stock of the Company, or of the surviving corporation or acquiring corporation, which will be issuable in respect of the common stock, (ii) accelerate the vesting of outstanding awards, (iii) upon written notice to participants, provide that all unexercised awards must be exercised or satisfied upon the change in control or within a specified number of days of the date of such change in control, or (iv) prior to such a change in control, terminate any or all unexercised awards in exchange for cash or consideration similar to that received by stockholders of common stock of the Company, less the exercise price required under any such awards.

Tax Withholding

The Company may deduct or withhold, or require any participant to remit to the Company cash payment or shares of the Company’s common stock, an amount sufficient to satisfy applicable federal, state, local and foreign withholding tax obligations with respect to any award granted to that participant. The administrator may allow a participant to elect to have the Company withhold from any cash compensation paid to the participant or shares of common stock otherwise issuable under any award (or allow the return of shares of common stock).

Amendment, Modification and Termination of the Plan

The board of directors may terminate, amend, suspend or modify the Plan, in whole or in part, at any time, except that no such action may diminish or impair the rights under an award previously granted without the affected participant’s consent. Stockholder approval must be obtained for any amendment (i) to increase the number of shares available under the Plan, (ii) to increase the number of shares available under the Plan that may be issued as incentive stock options, (iii) change the class of individuals eligible to receive awards under the Plan, or (iv) make any other change that would require stockholder approval under applicable laws or stock exchange requirements.

Tax Consequences

The following is a brief summary under current law of the material United States federal income tax consequences to participants in the Plan. This summary deals with the general tax principles that apply and does not purport to be a complete description of the federal income tax consequences applicable to a participant or the Company. Some kinds of taxes, such as foreign taxes and state and local income taxes are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality.

●
Code Section 409A. Certain types of awards under the Plan, including certain nonqualified options and restricted stock units, may constitute, or provide for, a deferral of compensation subject to Code Section 409A. Unless certain requirements set forth in Code Section 409A are complied with, holders of such awards may be taxed earlier than would otherwise be the case and may be subject to an additional 20% penalty tax (and, potentially, certain interest penalties). To the extent applicable, the Plan and awards granted under the Plan will be structured and interpreted in a manner that is intended to allow the Plan and the awards to be exempt from or comply with Code Section 409A.

●
Nonqualified Stock Options. Holders granted nonqualified stock options under the Plan generally will not have taxable income on the grant of the option, nor will the Company be entitled to any deduction. Generally, on exercise of a nonqualified stock option a holder will recognize ordinary income, and the Company will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of the common stock on the date of exercise. The basis in the shares of common stock for purposes of determining gain or loss on subsequent disposition of such shares generally will be the fair market value of the shares of common stock on the date of exercise the option. Any subsequent gain or loss will be generally taxable as capital gain or loss. Nonqualified stock options granted with an exercise price below the fair market value of a share of common stock on the date of grant may be subject to Code Section 409A.

●
Incentive Stock Options. There is no taxable income to an incentive stock option holder at grant or upon exercise of the incentive stock option. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option price may be an “item of adjustment” for the holder for purposes of the alternative minimum tax. Gain realized by the holder on the sale of an incentive stock option is taxable at capital gains rates, and no tax deduction is available to the Company, unless the holder disposes of the shares within (i) two years after the date of grant of the option or (ii) within one year of the date the shares were transferred, then the difference between the option exercise price and the fair market value of the shares on the date of the option’s exercise will be taxed at ordinary income rates, and the Company will be entitled to a corresponding deduction.

●
Stock Appreciation Rights. No taxable income is realized upon the receipt of a SAR, but upon exercise of the SAR, the fair market value of the shares received, determined on the date of exercise of the SAR, or the amount of cash received in lieu of shares, must be treated as compensation taxable as ordinary income to the holder in the year of such exercise. The Company will be entitled to a deduction for compensation paid in the same amount which the recipient realized as ordinary income.

●
Restricted Stock. A holder generally will not have taxable income on the grant of restricted stock, nor will the Company then be entitled to any deduction, unless the holder makes an election under Code Section 83(b). However, when restrictions on shares of restricted stock lapse, the holder generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction, for an amount equal to the difference between the fair market value of the shares at the date such restrictions lapse over the purchase price for the restricted stock.

●	Bonus Stock. Upon a grant of bonus stock, a holder generally will have taxable income equal to the value of the bonus stock, and the Company will be entitled to a deduction in the same amount.

●
Restricted Stock Units. A holder generally will not realize taxable income at the time of the grant of restricted stock units, and the Company will not be entitled to a deduction at that time. Instead, when the restricted stock units are settled, whether in cash or common stock, the holder will have ordinary income, and the Company will be entitled to a corresponding deduction. Restricted stock units may be subject to Code Section 409A.

●
Code Section 162(m). As described above, the Company is generally entitled to a deduction equal to the ordinary income realized by a participant in connection with awards made under the Plan. However, compensation paid to the Company’s named executive officers is generally subject to the $1 million annual deduction limitation of Code Section 162(m). This limitation does not apply to performance-based compensation that meets certain requirements, including a stockholder approval requirement.

New Plan Benefits Under the Plan

Because future awards under the Plan will be granted in the discretion of the compensation committee, the type, number, recipients, and other terms of such awards cannot be determined at this time. Information regarding our recent practices with respect to annual and long-term incentive awards and stock-based compensation under the Plan is presented in the “Summary Compensation Table” and “Outstanding Equity Awards at Fiscal Year-End” table contained in the “Compensation of Directors and Executive Officers” section of this proxy, and in our financial statements for the fiscal year ended December 31, 2012, in the Company’s Annual Report on Form 10-K filed on April 17, 2013.

Recommendation of the Board of Directors

Recovery’s board of directors recommends that you vote “FOR” the amendment to the 2012 Equity Incentive Plan to increase the number of shares available for grant and to increase the number of shares eligible to be granted to a single participant in a single year.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

The table below sets forth compensation paid to our executive officers for the 2012 and 2011 fiscal years.

Name and Principal Position	Year	Salary	Bonus	Stock Awards		Other Compensation		Total

W. Phillip Marcum (chief executive officer since November 15, 2012)(1)	2012	$-	$-	$-		$-		$-

A. Bradley Gabbard	2012	$182,146	$-	$199,999	(2)	$5,275	(3)	$387,420
(chief financial officer since July 12, 2011; president from November 15, 2012 to September 16, 2013)	2011	$84,000	$-	$1,020,000	(4)	$-		$1,104,000

Roger A. Parker	2012	$217,700	$-	$-		$141,903	(6)	$359,603
(chief executive officer May 1, 2010 – November 15, 2012)(5)	2011	$240,000	$-	$-		$110,000	(7)	$350,000

Jeffrey A. Beunier	2012	$-	$-	$-		$70,459	(9)	$70,459
(president and chief financial officer from May 1, 2010 to April 11, 2011)(8)	2011	$225,000	$-	$-		$12,000	(3)	$237,000

(1)	As of December 31, 2012, Mr. Marcum had not received any stock or cash compensation as an officer of the Company.
(2)	Mr. Gabbard was granted 104,166 restricted shares of our common stock on November 23, 2012 at a grant date fair value of $1.92 per share pursuant to our EIP (discussed below).
(3)	Reflects reimbursement of health insurance premiums.
(4)	Mr. Gabbard was granted 100,000 shares of our common stock in July 2011 at a grant date fair value of $10.20.
(5)	Mr. Parker retired as an executive officer of the Company on November 15, 2012.
(6)
Reflects (a) $21,400 in vacation pay paid upon termination, (b) $21,400 in severance payments made in 2012, (c) $16,603 in reimbursement of health insurance premiums, and (d) $82,500 of expense reimbursement pursuant to Mr. Parker’s termination agreement and Mr. Parker’s employment agreement in effect prior to termination.

(7)	Reflects payment of $90,000 of expense reimbursement pursuant to Mr. Parker’s employment agreement and $20,000 in reimbursement of health insurance premiums.
(8)	Mr. Beunier resigned as an executive officer of the Company to pursue other professional and career obligations on April 11, 2011.
(9)	Reflects $65,625 in severance payments and $4,834 in continuing health insurance benefits.

Narrative Disclosure to Summary Compensation Table

Overview

The following Narrative Disclosure to Summary Compensation Table describes the material elements of compensation for the named executive officers identified in the Summary Compensation Table above. As more fully described below, the compensation committee reviews and recommends to the full board of directors the total direct compensation programs for our named executive officers. Our chief executive officer also reviews the base salary, annual bonus and long-term compensation levels for the other named executive officers.

Compensation Philosophy and Objectives

Our compensation philosophy has been to encourage growth in our oil and natural gas reserves and production, encourage growth in cash flow, and enhance stockholder value through the creation and maintenance of compensation opportunities that attract and retain highly qualified executive officers. To achieve these goals, the compensation committee believes that the compensation of executive officers should reflect the growth and entrepreneurial environment that has characterized our industry in the past, while ensuring fairness among the executive management team by recognizing the contributions each individual executive makes to our success.

Based on these objectives, the compensation committee has recommended an executive compensation program that includes the following components:

●
a base salary at a level that is competitive with the base salaries being paid by other oil and natural gas exploration and production enterprises that have characteristics similar to Recovery and could compete with Recovery for executive officer level employees;

●
annual incentive compensation to reward achievement of Recovery’s objectives, individual responsibility and productivity, high quality work, reserve growth, performance and profitability and that is competitive with that provided by other oil and natural gas exploration and production enterprises that have some characteristics similar to Recovery; and

●
long-term incentive compensation in the form of stock-based awards that is competitive with that provided by other oil and natural gas exploration and production enterprises that have some characteristics similar to Recovery.

As described below, the compensation committee periodically reviews data about the compensation of executives in the oil and gas industry. Based on these reviews, we believe that the elements of our executive compensation program have been comparable to those offered by our industry competitors.

Elements of Recovery’s Compensation Program

The three principal components of Recovery’s compensation program for its executive officers, base salary, annual incentive compensation and long-term incentive compensation in the form of stock-based awards, are discussed below.

Base Salary.

Base salaries (paid in cash) for our executive officers have been established based on the scope of their responsibilities, taking into account competitive market compensation paid by our peer companies for similar positions. We have reviewed our executives’ base salaries in comparison to salaries for executives in similar positions and with similar responsibilities at companies that have certain characteristics similar to Recovery. Base salaries are reviewed annually, and typically are adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance, experience and other criteria.

The compensation committee reviews with the chief executive officer his recommendations for base salaries for the named executive officers, other than himself, each year. New base salary amounts have historically been based on an evaluation of individual performance and expected future contributions to ensure competitive compensation against the external market, including the companies in our industry with which we compete. The compensation committee has targeted base salaries for executive officers, including the chief executive officer, to be competitive with the base salaries being paid by other oil and natural gas exploration and production enterprises that have some characteristics similar to Recovery. We believe this is critical to our ability to attract and retain top level talent.

Long Term Incentive Compensation.

We believe the use of stock-based awards creates an ownership culture that encourages the long-term performance of our executive officers. Our named executive officers generally receive a stock grant upon becoming an employee of Recovery. These grants vest over time.

Other Benefits.

All employees may participate in our 401(k) retirement savings plan (“401(k) Plan”). Each employee may make before tax contributions in accordance with the Internal Revenue Service limits. We provide this 401(k) Plan to help our employees save a portion of their cash compensation for retirement in a tax efficient manner. We make a matching contribution in an amount equal to 100% of the employee’s elective deferral contribution below 3% of the employee’s compensation and 50% of the employee’s elective deferral that exceeds 3% of the employee’s compensation but does not exceed 5% of the employee’s compensation.

All fulltime employees, including our named executive officers, may participate in our health and welfare benefit programs, including medical, dental and vision care coverage, disability insurance and life insurance.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information with respect to the outstanding stock awards held by the named executive officers at the end of fiscal year 2012.

	Stock Awards
	Number of shares or units of stock that have not vested		Market value of shares of units of stock that have not vested(3)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested
Name	(#)		($)	(#)	($)

Roger A. Parker	1,350,000	(1)	2,686,500	-	-

A. Bradley Gabbard	107,292	(2)	213,511	-	-

(1)
Subject to vesting in two equal installments on May 15, 2013 and November 15, 2013 upon payment of necessary withholding taxes, subject to continued compliance with the terms of the separation agreement pursuant to which the grant was made.

(2)
Subject to vesting as follows: 29,167 shares will vest on November 1, 2013, 26,041 shares will vest on November 23, 2013, 26,042 shares will vest on November 23, 2014 and 26,042 shares will vest on November 23, 2015, in each case subject to continued employment as of the vesting date.

(3)	Based on a stock price of $1.99 per share, as of December 31, 2012.

There were no outstanding option awards at December 31, 2012.

Employment Agreements and Other Compensation Arrangements

2012 Equity Incentive Plan (“EIP”)

Our Board and stockholders approved our 2012 Equity Incentive Plan (“EIP”) in August 2012. The EIP provides for grants of equity incentives to attract, motivate and retain the best available personnel for positions of substantial responsibility; to provide additional incentives to our employees, directors and consultants; and to promote the success and growth of our business. Equity incentives that may be granted under our EIP include: (i) incentive stock options qualified as such under U.S. federal income tax laws; (ii) stock options that do not qualify as incentive stock options; (iii) stock appreciation rights (“SARs”), (iv) restricted stock awards; (v) restricted stock units; and (vi) unrestricted stock awards.

 Our compensation committee believes long-term incentive-based equity compensation is an important component of our overall compensation program because it:

●	rewards the achievement of our long-term goals;
●	aligns our executives’ interests with the long-term interests of our stockholders;
●	aligns compensation with sustained long-term value creation;
●	encourages executive retention with vesting of awards over multiple years; and
●	conserves our cash resources.

Our EIP is administered by our compensation committee, subject to the ultimate authority of our Board, which has full power and authority to take all actions and to make all determinations required or provided for under the EIP, including designation of grantees, determination of types of awards, determination of the number of shares of common stock subject an award and establishment of the terms and conditions of awards.

Under our EIP, originally 900,000 shares of our common stock were available for issuance. As of December 31, 2012, 602,348 shares were available for issuance. The number of shares issued or reserved pursuant to our EIP is subject to adjustment as a result of certain mergers, exchanges or other changes in our common stock.

In November 2012, the compensation committee made restricted stock grants under the EIP, including those to our named executive officers set forth in the table below. These restricted stock grants will vest, subject to continued employment, over a three-year period commencing on November 23, 2012, with one-fourth vesting immediately and three-fourths vesting on each of November 23, 2013, 2014, and 2015.

Name	Restricted Stock Grant Value
A. Bradley Gabbard	$199,999
W. Phillip Marcum	—
Roger A. Parker	—

Employment Agreements and Other Arrangements

Until his retirement in November 2012, we had an employment agreement with Mr. Parker.  Under his employment agreement Mr. Parker received an adjusted annual base salary of $256,000 and was eligible for an annual cash bonus based on performance goals that included targets related to earnings before interest, taxes, depreciation and amortization, hydrocarbon production level, and hydrocarbon reserve amounts, with a targeted bonus of no less than $100,000 (with board approval).  Mr. Parker also received a monthly, non-accountable expense reimbursement of $7,500 for expenses related to company business. Mr. Parker received grants totaling 1,375,000 shares of our common stock, 25,000 of which vested on January 1, 2011. Pursuant to the terms of the severance agreement we entered into with Mr. Parker on November 15, 2012, the remainder of Mr. Parker’s outstanding restricted stock will vest in two equal installments, one on May 15, 2013 and one on November 15, 2013, subject to Mr. Parker’s payment of required withholding tax amounts. The separation agreement with Mr. Parker provided that Mr. Parker receive severance payments consisting of one year’s salary and health benefits for the year.  In return, the Company received a general release and certain non-compete terms from Mr. Parker, and are also entitled to receive no less than 10 hours per week of Mr. Parker’s time as a consultant to the Company.  As of December 31, 2012, the Company owes Mr. Parker $0.26 million in severance salary and health insurance, all of which was accrued as an expense during the year ended December 31, 2012.

In 2012, Mr. Gabbard received an annual salary of $187,250, and was granted 104,167 shares of our common stock, 26,042 shares of which vested immediately and 78,125 shares of which vest annually over three years beginning on November 23, 2013.

As of June 25, 2013, the compensation committee approved the Company to enter into an employment agreement with Mr. Marcum and Mr. Gabbard. The general terms of these arrangements are as follows:

Pursuant to the Employment Agreements, each of Mr. Marcum and Mr. Gabbard will receive an annual salary of $220,000, of which $150,000 will be payable in periodic installments in accordance with the Company’s regular payroll practices, and $70,000 will be paid in lump sum at the end of then-current fiscal year, or, in the sole discretion of the Board, prorated over the one year period upon completion of a financing transaction. Each executive will be eligible for a performance bonus in an amount up to 50% of annual base compensation payable on an annual basis and subject to determination by the compensation committee of the Board, based on the achievement by the Company of performance goals established by the compensation committee for the preceding fiscal year, which may include targets related to the Company’s earnings before interest, taxes, depreciation and amortization, hydrocarbon production level, and hydrocarbon reserve amounts. Each executive will receive an incentive grant of 300,000 stock options with a fair market value exercise price (as defined in the Company’s Equity Incentive Plan), with one-third vesting immediately and two-thirds vesting in two annual installments on each of the next two anniversaries of the grant date, in each case subject to approval by the shareholders of the Company. Such stock options will vest 100% upon a termination of employment by the Company without Cause, by the Executive for Good Reason, upon a change of control of the Company or upon the death or disability of Executive, provided that such vesting shall be subject to approval by the shareholders of the Company. Each executive shall be eligible to participate in all incentive, retirement, profit-sharing, life, medical, dental, disability and other benefit plans and programs as are from time to time generally available to executives of the Company with comparable responsibilities, subject to the provisions of those programs. Any such benefits will be paid for by the Company. Upon a termination due to death or disability, a termination initiated by the executive for any reason except for good reason, or a termination initiated by the Company with cause, the Company’s obligation to pay any compensation or benefits ceases on the separation date. If the separation is initiated by the executive for good reason or by the Company for any reason other than cause, the Company will continue to pay the executive’s monthly salary as then in effect for a period equal to twelve (12) months commencing on the separation date.

As a result of the Company’s current liquidity position, both Executives have agreed to the following temporary compensation plan: In lieu of each Executive’s base salary of $150,000 for 2013 (including amounts deferred to date), each executive will receive 93,750 shares of Common Stock (based upon the closing price of $1.60 on June 24, 2013), which shares shall vest on April 15, 2014. No change will be made with respect to the $70,000 lump sum payment. If, in the opinion of the Board (based upon the financial information prepared for and disclosed in the Company’s 2013 Annual Report on Form 10-K), certain of the Company’s liquidity conditions are met at December 31, 2013, each Executive may, prior to the vesting of such shares, choose to forfeit such shares and instead receive a cash payment in the amount of $150,000 on April 15, 2014. Effective January 1, 2014, the compensation of the Executives will be governed by the terms of the Employment Agreements without regard to the temporary compensation plan.

The employment agreement between the Company and Mr. Mirman provides, among other things, that Mr. Mirman will receive an annual salary of $240,000 which will be deferred until the Company has successfully consummated a financing of any kind of not less than $2 million in gross proceeds.  Once the consummated financing is completed, Mr. Mirman will be paid in accordance with the Company’s payroll policies for executives.  Additionally, he was granted 100,000 shares of the Company’s common stock that vested immediately and are fully paid and non-assessable as an inducement for joining the Company.  Mr. Mirman was granted an option to purchase 600,000 shares of common stock of the Company, at a strike price equal to the Company’s closing share price on September 16, 2013, which become exercisable upon the date the Company receives gross cash proceeds or drawing availability of at least $30,000,000, measured on a cumulative basis and including certain restructuring transactions. Mr. Mirman was provided an incentive bonus package that, depending on the Company’s annual return, results in Mr. Mirman receiving a lump sum cash payment of up to 3.0 times his base salary.  Mr. Mirman was also granted options to purchase 2,000,000 shares of the Company’s common stock that become exercisable pursuant to certain performance goals.  666,6667 of the options become exercisable if the Company has a reported share price of $7.50 and average daily production of 2,500 barrels of oil equivalent per day for three months. The options to purchase the remaining 666,667 shares and 666,666 shares becomes exercisable upon the same daily production condition and reported share prices of $10.00 per share and $12.50 per share, respectively.

The Board of Directors and Committees Thereof

Our board of directors conducts its business through meetings and through its committees. Our board of directors held 10 meetings in 2012. Each director attended at least 75% of the meetings of the Board held after such director’s appointment. Our policy regarding directors’ attendance at the annual meetings of stockholders is that all directors are expected to attend, absent extenuating circumstances.

Affirmative Determinations Regarding Director Independence and Other Matters

Our board of directors follows the standards of independence established under the rules of The NASDAQ Stock Market® (“NASDAQ”) in determining if directors are independent and has determined that three of our current directors, Timothy N. Poster, D. Kirk Edwards and Bruce B. White are “independent directors” under those rules. W. Phillip Marcum was an “independent director” prior to his appointment in November 2012 as our chief executive officer. No independent director receives, or has received, any fees or compensation from us other than compensation received in his or her capacity as a director. There were no transactions, relationships or arrangements not otherwise disclosed that were considered by the board of directors in determining that any of the directors are independent.

Committees of the Board of Directors

Pursuant to our amended and restated bylaws, our board of directors is permitted to establish committees from time to time as it deems appropriate. To facilitate independent director review and to make the most effective use of our directors’ time and capabilities, our board of directors has established an audit committee and a compensation committee. The membership and function of these committees are described below.

Compensation Committee

Our compensation committee currently consists of Mr. Edwards, Mr. Poster and Mr. White. Mr. Poster is chair of the compensation committee. The compensation committee did not formally meet during 2012, but on several occasions met separately in connection with a meeting of the full board, and acted by written consent thereafter. The compensation committee reviews, approves and modifies our executive compensation programs, plans and awards provided to our directors, executive officers and key associates. The compensation committee also reviews and approves short-term and long-term incentive plans and other stock or stock-based incentive plans. In addition, the committee reviews our compensation and benefit philosophy, plans and programs on an as-needed basis. In reviewing our compensation and benefits policies, the compensation committee may consider the recruitment, development, promotion, retention, compensation of executive and senior officers of the Company, trends in management compensation and any other factors that it deems appropriate. The compensation committee may engage consultants in determining or recommending the amount of compensation paid to our directors and executive officer. The compensation committee is governed by a written charter that is reviewed, and amended if necessary, on an annual basis. A copy of the charter is available on our website at www.recoveryenergyco.com under “Investor Relations.”

Audit Committee

Our audit committee currently consists of Mr. Edwards, Mr. Poster and Mr. White. Prior to Mr. Marcum’s appointment in November 2012 as our chief executive officer, he served as chair of our audit committee and met the Securities and Exchange Commission’s definition of an audit committee financial expert. Mr. Edwards is currently the audit committee chair and also meets the definition of an audit committee financial expert. The board has determined that each of Mr. Edwards, Mr. Poster and Mr. White is independent as required by NASDAQ for audit committee members. The audit committee is governed by a written charter that is reviewed, and amended if necessary, on an annual basis. A copy of the charter is available on our website at www.recoveryenergyco.com under “Investor Relations.”

Communications with the Board of Directors

Stockholders may communicate with our board of directors or any of the directors by sending written communications addressed to the board of directors or any of the directors, Recovery Energy, Inc., 1900 Grant Street, Suite #720, Denver, CO 80203, Attention: Corporate Secretary. All communications are compiled by the corporate secretary and forwarded to the board or the individual director(s) accordingly.

Nomination of Directors

Our board of directors has not established a nominating committee because the board believes that it is unnecessary in light of the board’s small size. In the event that vacancies on our board of directors arise, the board considers potential candidates for director, which may come to the attention of the board through current directors, professional executive search firms, stockholders or other persons. Our board does not set specific, minimum qualifications that nominees must meet in order to be recommended as directors, but believes that each nominee should be evaluated based on his or her individual merits, taking into account the needs of Recovery and the composition of our board. We do not have any formal policy regarding diversity in identifying nominees for a directorship, but consider it among the various factors relevant to any particular nominee. We do not discriminate based upon race, religion, sex, national origin, age, disability, citizenship or any other legally protected status. In the event we decide to fill a vacancy that exists or we decide to increase the size of the board, we identify, interview and examine appropriate candidates. We identify potential candidates principally through suggestions from our board and senior management. Our chief executive officer and board members may also seek candidates through informal discussions with third parties. We also consider candidates recommended or suggested by stockholders.

The board will consider candidates recommended by stockholders if the names and qualifications of such candidates are submitted in writing in accordance with the notice provisions for stockholder proposals set forth below under the caption “Stockholder Proposals” in this Annual Report to our corporate secretary, Recovery Energy, Inc., 1900 Grant Street, Suite #720, Denver, CO 80203, Attention: Corporate Secretary. The board considers properly submitted stockholder nominations for candidates for the board of directors in the same manner as it evaluates other nominees. Following verification of the stockholder status of persons proposing candidates, recommendations are aggregated and considered by the board and the materials provided by a stockholder to the corporate secretary for consideration of a nominee for director are forwarded to the board. All candidates are evaluated at meetings of the board. In evaluating such nominations, the board seeks to achieve the appropriate balance of industry and business knowledge and experience in light of the function and needs of the board of directors. The board considers candidates with excellent decision-making ability, business experience, personal integrity and reputation.

Stockholder Proposals

Notice of any stockholder proposal that is intended to be included in Recovery’s proxy statement and form of proxy for our 2014 annual meeting of stockholders must be received by Recovery’s corporate secretary no later than 120 days prior to the date that is one year after the date we mailed our 2013 proxy statement. Such notice must be in writing and must comply with the other provisions of Rule 14a-8 under the Securities Exchange Act of 1934. Any notices regarding stockholder proposals must be received by Recovery at its principal executive offices at 1900 Grant Street, Suite #720, Denver, CO 80203, Attention: Corporate Secretary.

Code of Ethics

Our board of directors has adopted a Code of Business Conduct and Ethics (the “Code”) that applies to all of our officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. The Code codifies the business and ethical principles that govern all aspects of our business. A copy of the Code is available on our website at www.recoveryenergyco.com under “Investor Relations” and “Corporate Governance.” We undertake to provide a copy of the Code to any person, at no charge, upon a written request. All written requests should be directed to: Recovery Energy, Inc., 1900 Grant Street, Suite #720, Denver, CO 80203, Attention: Corporate Secretary.

Board Leadership Structure

The board’s current leadership structure does not separate the positions of chairman and principal executive officer. The board has determined our leadership structure based on factors such as the experience of the applicable individuals, the current business and financial environment faced by Recovery, particularly in view of its financial condition and industry conditions generally and other relevant factors. After considering these factors, we determined that not separating the positions of chairman of the board and principal executive officer is the appropriate leadership structure at this time. The board, through the chairman and the chief executive officer, is currently responsible for the strategic direction of the Company. The chief executive officer is currently responsible for the day to day operation and performance of the company. The board feels that this provides an appropriate balance of strategic direction, operational focus, flexibility and oversight.

The Board’s Role in Risk Oversight

It is management’s responsibility to manage risk and bring to the board’s attention any material risks to the company. The board has oversight responsibility for Recovery’s risk policies and processes relating to the financial statements and financial reporting processes and the guidelines, policies and processes for mitigating those risks.

Compensation of Directors

The table below sets forth the compensation earned by our non-employee directors during the 2012 fiscal year. There were no non-equity incentive plan compensation, stock options, change in pension value or any non-qualifying deferred compensation earnings during the 2012 fiscal year.

Name	Fees Earned or Paid in Cash Compensation	Stock Awards		All Other Compensation	Total
Timothy N. Poster	$40,000	$40,000	(1)	$-	$80,000
W. Phillip Marcum (2)	$42,500	$203,000	(3)	$-	$192,500
D. Kirk Edwards	$24,835	$150,000	(4)	$-	$174,835
Bruce B. White	$27,473	$163,000	(5)	$-	$177,472
Conway J. Schatz (6)	$5,000	$-	(6)	$-	$-

(1)
Represents 13,115 shares of restricted stock awarded in 2012, at a grant date fair value of $3.05 per share. As of December 31, 2012, an aggregate of 138,115 shares of common stock had been awarded to Mr. Poster.

(2)	Mr. Marcum ceased being a non-employee director when he was appointed chief executive officer on November 15, 2012.
(3)
Represents 50,000 shares of restricted stock awarded in 2012 at a grant date fair value of $3.26 per share and 11,429 shares of restricted stock awarded in 2012 at a grant date fair value of $3.50 per share. As of December 31, 2012, an aggregate of 61,429 shares of common stock had been awarded to Mr. Marcum.

(4)
Represents 50,000 shares of restricted stock awarded in 2012, at a grant date fair value of $3.00 per share. As of December 31, 2012, an aggregate of 50,000 shares of common stock had been awarded to Mr. Edwards.

(5)
Represents 50,000 shares of restricted stock awarded in 2012, at a grant date fair value of $3.26 per share. As of December 31, 2012, an aggregate of 50,000 shares of common stock had been awarded to Mr. White.

(6)	Mr. Schatz resigned as a director to pursue other professional and career obligations on January 31, 2012 and 12,500 shares were cancelled.

We have entered into independent director agreements with each of our non-employee directors. Pursuant to these agreements, we pay each of our non-employee directors’ annual cash compensation of $40,000 (payable quarterly), and an additional $10,000 per year (payable quarterly) to the chairman of each of our audit and compensation committees (currently Mr. Edwards and Mr. Poster, respectively). In addition, on each anniversary of the date an independent director was initially appointed to our board (June 1, 2010 for Mr. Poster, September 9, 2011 for Mr. Marcum, April 24, 2012 for Mr. White, and May 18, 2012 for Mr. Edwards), so long as such director continues to be an independent director on such date, we issue to such director a number of shares of our common stock equal to $40,000 divided by the most recent closing price per share prior to the date of each annual grant. These grants are fully vested upon issuance. Accordingly, the Company granted Mr. Poster 13,115 shares on June 4, 2012 and granted Mr. Marcum 11,429 on September 10, 2012.

In connection with Messrs. Marcum, Edwards and White’s entry into the independent director agreements in 2012, we made initial grants to each equal to 50,000 restricted shares subject vesting over three years beginning on the first anniversary of such director’s initial appointment to the board. Mr. Poster received 125,000, upon his initial appointment and entry into an independent director agreement in 2010, subject to vesting over two years. Vesting, as applicable, shall be accelerated upon a change of control or termination of service other than for cause (as each is defined in the agreements).

The non-employee directors of the Board have agreed to the following temporary compensation plan for 2013 in lieu of the compensation payable pursuant to the respective Independent Director Appointment Agreements executed when each such director was appointed to the Board: Rather than annual cash compensation of $40,000, each director will receive compensation for 2013 equal to $12,500 per quarter ($50,000 per year), which will be awarded in the form of 31,250 shares of the Company’s common stock (“Common Stock”) (based upon the closing price of $1.60 on June 24, 2013), which shares shall vest on April 15, 2014. If, in the opinion of the Board (based upon the financial information prepared for and disclosed in the Company’s 2013 Annual Report on Form 10-K), certain of the Company’s liquidity conditions are met at December 31, 2013, each independent director may, prior to the vesting of such shares, choose to forfeit all or any part of such shares and instead receive a cash payment of up to $50,000, pro rata in accordance with the number of shares forfeited, on April 15, 2014. The independent members of the board of directors have not received any cash compensation since December 31, 2012. The existing equity component of the independent directors’ compensation will not be changed or otherwise affected. On October 24, 2013, each of our independent directors were granted options to purchase 200,000 shares of the Company’s common stock, subject to the approval of the shareholders of an increase in the number of shares available for grant under the Plan.  Pursuant to the respective award agreements, one-third of the options vest on each of the next three anniversaries of the grant date, subject to acceleration in certain circumstances.  Effective January 1, 2014, the compensation of the non-employee directors will be governed by the terms of the respective Independent Director Appointment Agreements without regard to the temporary compensation plan.

The agreements permit a director to engage in other business activities in the energy industry, some of which may be in conflict with the best interests of Recovery Energy, and also states that if a director becomes aware of a business opportunity, he has no affirmative duty to present or make such opportunity available to the Company, except as may be required by his fiduciary duty as a director or by applicable law.

Securities Authorized for Issuance under Equity Compensation Plans

The following table represents the securities authorized for issuance under our equity compensation plans as of December 31, 2012.

Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders (1)	—	—	602,348
Equity compensation plans not approved by security holders	—	—	—
Total	—	—	602,348

(1)	Represents securities available for issuance under our EIP as of December 31, 2012.

Indemnification of Directors and Officers

Pursuant to our articles of incorporation we provide indemnification of our directors and officers to the fullest extent permitted under Nevada law.  We believe that this indemnification is necessary to attract and retain qualified directors and officers.

Narrative Disclosure of Compensation Policies and Practices as they Relate to Risk Management

In accordance with the requirements of Regulation S-K, Item 402(e), to the extent that risks may arise from our compensating policies and practices that are reasonably likely to have a material adverse effect on Recovery, we are required to discuss these policies and practices for compensating our employees (including employees that are not named executive officers) as they relate to our risk management practices and the possibility of incentivizing risk-taking.  We have determined that the compensation policies and practices established with respect to our employees are not reasonably likely to have a material adverse effect on Recovery and, therefore, no such disclosure is necessary.  The compensation committee and the board for directors are aware of the need to routinely assess our compensation policies and practices and will make a determination as to the necessity of this particular disclosure on an annual basis.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to beneficial ownership of our common stock as of October 4, 2013 by each of our executive officers and directors and each person known to be the beneficial owner of 5% or more of the outstanding common stock.  This table is based upon the total number of shares outstanding as of October 4, 2013 of 19,096,954.  Unless otherwise indicated, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder’s name, subject to community property laws, where applicable. Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. In computing the number of shares beneficially owned by a person or a group and the percentage ownership of that person or group, shares of our common stock subject to options or warrants currently exercisable or exercisable within 60 days after the date hereof are deemed outstanding by such person or group, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each stockholder listed in the table is c/o Recovery Energy, 1900 Grant Street, Suite #720, Denver, CO 80203.

Name and Address of Beneficial Owner	Beneficially Owned		Percent of Class Beneficially Owned
Directors and Executive Officers
W. Phillip Marcum, Chief Executive Officer and Chairman of Board of Directors	308,234	(1)	1.62%
Abraham “Avi” Mirman, President	251,292	(11)	1.32%
A. Bradley Gabbard, Chief Operating Officer, Chief Financial Officer, and Director	424,441	(2)	2.23%
Timothy N. Poster, Director	219,786		1.13%
Bruce White, Director	206,891	(3)	1.06%
D. Kirk Edwards, Director	237,687	(4)	1.22%
Officers and directors as a group (six persons)	1,648,331		8.58%
Roger A. Parker	1,375,000	(5)	7.09%
Steven B. Dunn and Laura Dunn Revocable Trust	1,362,574	(6)	7.03%
J. Steven Emerson	1,261,657	(7)	6.51%
Wallington Investment Holdings, Ltd	1,939,844	(8)	10.01%
G. Tyler Runnels	1,152,856	(9)	5.94%
Hexagon LLC	2,675,000	(10)	13.8%
Labyrinth Enterprises LLC	2,675,000	(10)	13.8%
Reiman Foundation	2,675,000	(10)	13.8%
Scott J. Reiman	2,675,000	(10)	13.8%

(1)
Includes 61,429 shares of restricted stock subject to vesting, over which Mr. Marcum exercises voting power. Mr. Marcum received 93,750 options to purchase common stock based on his employment agreement.  Mr. Marcum also received 1,763 shares for his participation in the 8% convertible debentures as an interest payment. Includes 51,292 shares issuable upon conversion of convertible securities.

(2)
Includes 107,292 shares of restricted stock subject to vesting, over which Mr. Gabbard exercises voting power. Mr. Gabbard received 93,750 options to purchase common stock based on his employment agreement.  Mr. Gabbard also received 1,732 shares for his participation in the 8% convertible debentures as an interest payment. Includes 51,292 shares issuable upon conversion of convertible securities.

(3)	Includes 33,334 shares of restricted stock subject to vesting, over which Mr. White exercises voting power.
(4)	Includes 33,334 shares of restricted stock subject to vesting, over which Mr. Edwards exercises voting power.
(5)	Includes 1,350,000 shares of restricted stock subject to vesting.
(6)
Includes (i) 1,188,656 shares owned by Steven B. Dunn and Laura Dunn Revocable Trust (including 258,350 restricted shares), (ii) 86,959 shares owned by Beau 8, LLC, and (iii) 86,959 shares owned by Winston 8, LLC. Steven B. Dunn and Laura Dunn, mailing address is 16689 Schoenborn Street, North Hills, CA 91343, are trustees of the Trust and also share voting and dispositive power with respect to the shares owned by the LLCs. Does not include 470,588 shares issuable upon conversion of convertible securities. Based on information received from a representative of Steven B. Dunn and Laura Dunn.

(7)
Includes (i) 710,000 shares owned by J. Steven Emerson Roth IRA, (ii) 236,657 shares owned by J. Steven Emerson IRA R/O II, (iii) 105,000 shares owned by Emerson Partners, (iv) 150,000 shares owned by J. Steven Emerson and (v) 60,000 shares owned by Emerson Family Foundation. J. Steven Emerson controls each of these entities. Based on information received from a representative of J. Steven Emerson.

(8)
Includes (i) 1,331,476 shares owned by Wallington Investment Holding Ltd. and (ii) 608,369 shares held by Silvercreek Investment Ltd.  Does not include 1,274,257 shares issuable upon conversion of convertible securities.

(9)
Includes (i) 438,802 shares held directly by T. R. Winston & Company, of which Mr. Runnels is the majority owner, (ii) 1,025 shares held by G. Tyler Runnels directly, and (iii) 713,029 shares held by The Runnels Family Trust DTD 1-11-2000, of which Mr. Runnels, with Jasmine N. Runnels, is trustee.  Does not include (i) 237,162 shares issuable to The Runnels Family Trust upon conversion of outstanding debentures, (ii) 94,118 issuable to T. R. Winston upon conversion of outstanding debentures, or (iii) 220,850 issuable to T. R. Winston upon conversion of outstanding warrants.

(10)
Includes (i) 1,250,000 shares owned by Hexagon, LLC, (ii) 1,000,000 shares underlying warrants held by Hexagon, (iii) 129,008 shares owned by Labyrinth Enterprises LLC, which is controlled by Scott J. Reiman, (iv) 245,992 shares owned by Reiman Foundation, which is controlled by Scott J. Reiman and (v) 50,000 shares owned by Scott J. Reiman. Mr. Reiman is President of Hexagon Investments. Based on a Schedule 13D/A filed on April 25, 2013.

(11)
Includes a (i) minority interest in The Bralina Group, LLC which owns 100,000, (ii) 100,000 shares for an incentive to enter into an employment agreement. Includes 51,292 shares issuable upon conversion of convertible securities.

TRANSACTIONS WITH RELATED PERSONS

During fiscal years 2011 and 2012, we have engaged in the following transactions with related parties:

Roger Parker

Roger Parker, our chief executive officer until November 15, 2012, has interest in certain of our wells for which he is receiving revenue and join-interest billings.  As of December 31, 2012, Mr. Parker had $0.01 million in receivables outstanding and continued to have additional receivables based on monthly production and well maintenance.  Furthermore, upon his resignation on November 15, 2012, the Company entered into a separation agreement which provided that Mr. Parker receive a one-year salary severance and health benefits for the year, and also provide for the deferral of  vesting of 1,350,000 shares into 2013.  In return, the Company received a general release and certain non-compete terms from Mr. Parker, and are also to receive no less than 10 hours per week of Mr. Parker’s time as a consultant to the Company.  As of December 31, 2012, the Company owes Mr. Parker $0.26 million in severance salary and health insurance, all of which was accrued as an expense in 2012.

At the time of his retirement, Mr. Parker had been granted 1,350,000 shares of unvested common stock.  As a result of his separation from the Company, it was deemed improbable that these shares would vest to Mr. Parker in his capacity as an employee of the Company due to the termination of employment; however, it was deemed probable that these shares will vest under his separation agreement.  As a result, the Company reversed all of the compensation expense, in the amount of $6.75 million, associated with stock grants to Mr. Parker during his tenure as an employee, and recorded a consulting expense (in the amount of $3.59 million) related to the shares of stock that are expected to vest during the severance period of the separation agreement.  The net difference of these two amounts resulted in a reduction in 2012 general and administrative expenses of $3.16 million.

Edward Mike Davis

Prior to 2011, we acquired a significant portion of our oil and gas properties from Edward Mike Davis, L.L.C. and Spottie, Inc., both owned by Edward Mike Davis. We paid for these acquisitions in a combination of cash and stock. As a result of these transactions, the Davis entities received an aggregate of 3,291,667 shares of our common stock. As of December 31, 2012, Davis had sold substantially all of his Recovery stock.

During 2011 and 2012, the Company entered into minor leasing activities with Mr. Davis and his affiliates, which included swapping certain tracts of undeveloped acreage, the purchase of certain seismic data, and the farm out and farming of certain tracts of acreage.  All of these transactions were competed on terms that were consistent with those that could be achieved with other third parties.

T.R. Winston & Company, LLC

On September 8, 2012, the Company issued 50,000 shares, valued at $0.23 million, to T.R. Winston & Company LLC (“TR Winston”) for acting as a placement agent of the Supplemental Debentures. The Company is amortizing the $0.23 million over the life of the loan as deferred financing costs. The Company amortized $0.01 million of deferred financing costs into interest expense during the nine months ended September 30, 2012, and has $0.22 million of deferred financing costs to be amortized through May 2014.

On May 10, 2013 the Company entered into a one year, non-exclusive investment banking agreement with TR Winston.  Among other things, the agreement provides for initial compensation to TR Winston in the amount of 100,000 common shares, and 250,000 commons stock purchase warrants.  In addition, the Company will issue an additional 650,000 common stock purchase warrants to TR Winston.  All warrants will have a term of three years and a strike price of $4.25 per share.  In addition, the banking agreement provides that, TR Winston will receive from the Company a lump sum payment of $1 million upon the receipt by the Company of gross cash proceeds or drawing availability of at least $30,000,000, measured on a cumulative basis and including certain restructuring transactions. Mr. Mirman’s compensation arrangements with TR Winston provides that upon TR Winston’s receipt from the Company of the lump sum payment TR Winston will make a payment of $1 million to Mr. Mirman.

G. Tyler Runnels, the majority owner of TR Winston, beneficially holds more than 5% of the Company’s common stock.  Mr. Mirman, the Company’s President, has served as the Managing Director, Investment Banking at TR  Winston since April 2013, and continues to devote a portion of his time to serving in that role.

Conflict of Interest Policy

We have a corporate conflict of interest policy that prohibits conflicts of interests unless approved by the board of directors. Our board of directors has established a course of conduct whereby it considers in each case whether the proposed transaction is on terms as favorable or more to the Company than would be available from a non-related party. Our board also looks at whether the transaction is fair and reasonable to us, taking into account the totality of the relationships between the parties involved, including other transactions that may be particularly favorable or advantageous to us. Each of the related party transactions was presented to our board of directors for consideration and each of these transactions was unanimously approved by our board of directors after reviewing the criteria set forth in the preceding two sentences. Each of our purchases from Davis was individually negotiated, and none of the transactions was contingent upon or otherwise related to any other transaction.

GENERAL INFORMATION

Next Annual Meeting of Stockholders

Any stockholder of the Company who desires to submit a proposal for action at the 2014 annual meeting of stockholders, including a proposal for the nomination of directors, and wishes to have such proposal (a “Rule 14a-8 Proposal”) included in the Company’s proxy materials, must submit such Rule 14a-8 Proposal to the Company at its principal executive offices no later than January 20, 2014, unless the Company notifies the stockholders otherwise. Only those Rule 14a-8 Proposals that are timely received by the Company and proper for stockholder action (and otherwise proper) will be included in the Company’s proxy materials. Any notices regarding stockholder proposals must be received by Recovery at its principal executive offices at 1900 Grant Street, Suite #720, Denver, CO 80203, Attention: Corporate Secretary.

In addition, if a stockholder intends to present a proposal or director nomination at an annual meeting without including the proposal in the proxy materials related to that meeting, and if the proposal does not comply with the applicable requirements for inclusion under Rule 14a-8 of the Securities Exchange Act of 1934, as amended, then the proxy or proxies designated by our board of directors for the 2014 annual meeting may vote in their discretion on any such proposal any shares for which they have been appointed proxies without mention of such matter in the proxy statement or on the proxy card for such meeting.

Additional Information

The Company will furnish a copy of its annual report Form 10-K for the year ended December 31, 2012 to any stockholder free of charge and will furnish a copy of any exhibit to the Form 10-K upon payment of the Company’s reasonable expenses in furnishing such exhibit(s). Interested parties may request a copy of the Form 10-K or any exhibit thereto from the Secretary of the Company at the Company’s principal offices, located at 1900 Grant Street, Suite #720, Denver, CO.

Other Business

We know of no other matter to be acted upon at the meeting. However, if any other matters are properly brought before the meeting, the person named in the accompanying proxy card as proxy for the holders of Recovery’s common stock will vote thereon in accordance with their best judgment.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
 FOR THE SPECIAL MEETING OF STOCKHOLDERS OF
 RECOVERY ENERGY, INC.
 TO BE HELD NOVEMBER 13, 2013

The undersigned hereby appoints W. Phillip Marcum and A. Bradley Gabbard, or either of them, as the lawful agent and proxy of the undersigned (with all the powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of common stock of Recovery Energy, Inc. held of record by the undersigned, that the undersigned would be entitled to vote if personally present at the special meeting of stockholders to be held  at 10:00  a.m. on  Wednesday, November 13, 2013, at our offices located at 1900 Grant Street, Suite #720, Denver, CO, or any adjournment or postponement thereof.

1.  To approve an amendment to the Company’s Amended and Restated Articles of Incorporation to legally change the Company’s name from Recovery Energy, Inc. to Lilis Energy, Inc.

_____________ FOR                         _____________ AGAINST                          _____________ ABSTAIN

2.  To approve an amendment to the Company’s 2012 Equity Incentive Plan to increase the number of common shares available for grant under the Plan from 1,800,000 shares to 6,800,000 shares and to increase the number of common shares available for grant under the Plan in a single year to a single participant from 1,000,000 shares to 3,000,000 shares.

_____________ FOR                         _____________ AGAINST                          _____________ ABSTAIN

3. In his discretion, the proxy is authorized to vote upon any matters which may properly come before the special meeting, or any adjournment or postponement thereof.

It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder.  Where no choice is specified by the stockholder, the proxy will be voted in favor of the proposals set forth on this proxy.

The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said proxy may do by virtue hereof.

Please indicate whether you will attend the special meeting of stockholders Thursday, November 13, 2013.

I ☐ plan ☐ do not plan to attend the special meeting.

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE:		Date:

SIGNATURE:		Date:

Signature if held jointly

NOTE:  Please sign exactly as name appears on the envelope in which this proxy card and the accompanying proxy statement were sent to you.  Joint owners should each sign.  When signing as attorney, executor, administrator, trustee, or guardian, please provide full title and capacity.  Corporations must provide full name of corporation and title of authorized officer signing.

Appendix A

CERTIFICATE OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
RECOVERY ENERGY, INC.
a Nevada corporation

*********

Pursuant to Section 78.390 of the Nevada Revised Statutes

*********

Recovery Energy, Inc., a Nevada corporation, (the “Corporation”), DOES HEREBY CERTIFY that:

1. The Corporation filed its Amended and Restated Articles of Incorporation with the Secretary of State of the State of Nevada on October 17, 2011.

2. This Certificate of Amendment to the Amended and Restated Articles of Incorporation of Recovery Energy, Inc. has been duly adopted in accordance with the provisions of Section 78.390 of the Nevada Revised Statutes.

3. Article I of the Amended and Restated Articles of Incorporation is hereby amended in its entirety to read as follows:

ARTICLE I
NAME

The name of the corporation is Lilis Energy, Inc.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Articles of Incorporation to be executed by its duly authorized officer as of the ___ day of ____________, 2013.

Recovery Energy, Inc.
a Nevada corporation

By:

Appendix B

Recovery Energy, Inc.
2012 Equity Incentive Plan

Effective Date: August 31, 2012

Any statements regarding tax matters made herein, including any attachments, cannot be relied upon by any person to avoid tax penalties and are not intended to be used or referred to in any marketing or promotional materials. To the extent this communication contains a tax statement or tax advice, Brownstein Hyatt Farber Schreck, LLP does not and will not impose any limitation on disclosure of the tax treatment or tax structure of any transactions to which the tax statement or tax advice relates.

TABLE OF CONTENTS
(continued)

RECOVERY ENERGY, INC.
2011 Equity Incentive Plan
INTRODUCTION

Recovery Energy, Inc., a Nevada corporation (the "Company"), hereby adopts the Recovery Energy, Inc. 2012 Equity Incentive Plan (the "Plan"). The purpose of the Plan is to further the growth and development of the Company by affording an opportunity for stock ownership to selected Employees, Directors and Consultants of the Company and its Affiliates (all as defined below) who are responsible for the conduct and management of its business or who are involved in endeavors significant to its success. The Plan is also intended to assist the Company in attracting new Employees, Directors and Consultants and retaining existing Employees, Directors and Consultants; to encourage growth of the Company through incentives that are consistent with the Company's goals; to provide incentives for individual performance; and to promote teamwork.

ARTICLE 1
DEFINITIONS

When used in this Plan, the following capitalized terms shall have the meanings set forth below unless a different meaning is plainly required by the context:

1.1	Administrator means the Board of Directors, any committee or such delegates as shall be administering the Plan in accordance with Article 3.
1.2
Affiliate means any corporation, partnership, limited liability company or partnership, association, trust or other organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power to vote more than 50% of the securities having ordinary voting power for the election of directors of the controlled entity or organization, or to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities or by contract or otherwise.

1.3
Applicable Laws means the requirements relating to the administration of stock option and stock award plans under U.S. federal, state and local laws, the rules of any national securities exchange or automated quotation system on which the Common Stock is listed, quoted, or traded to the extent provided under the terms of the Company's agreement with such exchange or quotation system and, with respect to Awards subject to the laws of any foreign jurisdiction where Awards are, or will be, granted under the Plan, the laws of such jurisdiction.

1.4	Award means a grant of Options, SARs, Restricted Stock, Restricted Stock Units, Bonus Stock or other equity-based grant under the Plan.

1

1.5	Award Agreement means the agreement between the Company and a Participant pursuant to which a specific Award is granted to the Participant.
1.6	Board of Directors means the Board of Directors of the Company.
1.7	Bonus Stock means shares of Common Stock granted to a Participant that are subject to the terms set forth in Section 10.2 and the applicable Award Agreement.
1.8
Cause means "Cause," as defined in the Participant's employment agreement, if applicable, or if the Participant has not entered into an employment agreement with the Company, as determined in the sole discretion of the Company, a termination on account of any of the following: (a) repeated refusal to obey written directions of the Board of Directors or a superior officer (so long as such directions do not involve illegal or immoral acts), (b) negligence or willful misconduct in the performance of Participant’s duties, as reasonably directed by the Board of Directors or a superior officer, injurious to the reputation, business or operations of the Company or an Affiliate; (c) misappropriation of any funds or assets of the Company or an Affiliate for personal use; (d) repeated acts of substance abuse that are injurious to the Company or an Affiliate; (e) fraud or dishonesty that is injurious to the Company or an Affiliate; (f) a breach of any material obligation of Participant in an employment, non-disclosure or confidentiality, non-compete, non-solicitation or similar agreement, if applicable, with the Company or an Affiliate; (g) commission of a criminal offense involving money or other property with respect to the Company, an Affiliate or any supplier or customer of the Company or an Affiliate (excluding any traffic violations or similar violations); (h) commission of a criminal offense that constitutes a felony in the jurisdiction in which the offense is committed; or (i) engaging in any conduct tending to bring the Company or an Affiliate into public disgrace or disrepute. A Participant who agrees to resign from his employment or service with the Company in lieu of being terminated for Cause may be deemed by the Administrator to have been terminated for Cause for purposes of the Plan.

1.9
Change in Control means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant's Award Agreement or written contract of employment or service, (A) by a transaction or series of transactions, any “person” or “group” (within the meaning of Section 13(d) and 14(d)(2) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 35% of the combined voting power of the Company’s then outstanding securities (provided such person or group was not a beneficial owner of more than 35% of the combined voting power of the Company’s then outstanding securities as of August 31, 2012); (B) as a result of any merger, consolidation, combination or sale or issuance of securities of the Company, or as a result of or in connection with a contested election of directors, the persons who were directors of the Company as of August 31, 2012 cease to constitute a majority of the Board of Directors; or (C) by a transaction or series of transactions, the authority of the Board of Directors over any activities of the Company becomes subject to the consent, agreement or cooperation of a third party other than shareholders of the Company.

1.10	Code means the Internal Revenue Code of 1986, as amended from time to time.

1.11
Common Stock or Stock means the Company's common stock, par value $0.0001 per share, and any share or shares of the Company's capital stock hereafter issued or issuable in substitution for such shares.

1.12	Consultant shall mean any individual who is neither an Employee nor a Director who is engaged by the Company or an Affiliate to render services to such entity as an advisor or consultant.
1.13
Continuous Service means that the Participant's service as an Employee, Director or Consultant with the Company or an Affiliate is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service. The Administrator, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence, including sick leave, military leave or any other personal leave.

2

1.14	Director means an individual who is a member the Board of Directors or a member of the board of directors of an Affiliate, who (in either case) is not an Employee.
1.15
Disability means disability within the meaning of the long-term disability policy maintained by the Company, or if none, within the meaning of Code Section 22(e)(3), provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

1.16	Effective Date means the date the Plan is approved by the Board, subject to approval of the Plan by the Company’s stockholders.
1.17
Employee means a common law employee of the Company or an Affiliate and any person who has accepted a binding offer of employment from the Company or an Affiliate (provided that, in the case of an Incentive Stock Option, such person has commenced employment as a common law employee), but excludes any individual classified by the Company or an Affiliate as an independent contractor, consultant or leased employee.

1.18	Exchange Act means the Securities Exchange Act of 1934, as amended from time to time.
1.19	Fair Market Value means, as of any specified date, the value of a share of Common Stock determined as follows:
(a)
Publicly Traded. If the Common Stock is regularly traded on any established securities market, the Fair Market Value per share of Common Stock shall be the closing sale price for a share of Common Stock for such date, or if there is no closing sales price for a share of Common Stock on that date, the closing sales price for a share of Common Stock on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable.

(b)
Not Publicly Traded. If the Common Stock is not readily tradable on an established securities market, the Fair Market Value per share of Common Stock shall be the amount determined by the Administrator, reasonably and in good faith, in accordance with Applicable Laws.

3

1.1
Full Value Award means any Award other than (i) an Option, (ii) a SAR or (iii) any other Award for which the Participant pays the intrinsic value existing as of the date of grant (whether directly or by forgoing a right to receive a payment from the Company or an Affiliate).

1.2
Incentive Stock Option means any option granted to an eligible Employee under the Plan, which the Company intends at the time the option is granted to be an Incentive Stock Option within the meaning of Code Section 422.

1.3	Nonqualified Stock Option means any option granted to an eligible Employee under the Plan that is not an Incentive Stock Option.
1.4	Option means and refers collectively to Incentive Stock Options and Nonqualified Stock Options.
1.5
Participant means any Employee, Director or Consultant who is granted an Award under the Plan. Participant also means the personal representative of a Participant and any other person who acquires the right to exercise or receive payment pursuant to an Award by bequest or inheritance.

1.6
Permitted Transferee means, with respect to a Participant, any “family member” of the Participant, as defined under the instructions to use of the Form S-8 Registration Statement under the Securities Act, after taking into account any state, federal, local or foreign tax and securities laws applicable to transferable Awards.

1.7	Publicly Traded means that the Company or an Affiliate has issued any class of common equity securities registered under Section 12 of the Exchange Act.
1.8
Restricted Stock means shares of Common Stock granted to a Participant that are subject to the restrictions set forth in Section 9.1 and the applicable Award Agreement. Restricted Stock also means any shares of the Company's capital stock issued as a result of a dividend on or split of Restricted Stock. Upon termination of the restrictions, such Common Stock or other capital stock shall no longer be Restricted Stock.

1.9	Restricted Stock Units means restricted share units granted to a Participant that are subject to the terms set forth in Section 10.2 and the applicable Award Agreement.

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1.10
Restriction Period means the period set forth in the applicable Award Agreement that is the period beginning on the date of grant of the Award and ending on the final vesting date of the Restricted Stock.

1.11	Rule 16b-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, together with any successor rule, as in effect from time to time.
1.12	Section 162(m) means Code Section 162(m) and any related Treasury regulations promulgated or Internal Revenue Service guidance issued thereunder.
1.13
Section 409A means Code Section 409A and any related Treasury regulations promulgated or Internal Revenue Service guidance issued thereunder, including, without limitation, any such regulations or other guidance that may be issued after the Effective Date.

1.14	Securities Act shall mean the Securities Act of 1933, as amended.
1.15	Stock Appreciation Right or SAR means a stand-alone stock appreciation right that is subject to the terms set forth in Section 8.1 and the applicable Award Agreement
ARTICLE 2
TERM OF THE PLAN

The Plan shall be effective as of the Effective Date, provided that the Plan is approved by the stockholders of the Company within 12 months of the Effective Date. The Plan shall continue in effect for a term of 10 years from the later of the Effective Date or the date any amendment to add shares to the Plan is approved by stockholders of the Company, unless terminated earlier under Article 14. In the absence of the approval by stockholders of the Company of an amendment to add shares to the Plan, no Incentive Stock Option shall be granted more than 10 years from the date the Plan is approved by the stockholders of the Company.

ARTICLE 3
ADMINISTRATION

3.1
Administrator. The Plan shall be administered by the Board of Directors, unless and until such time as the Board of Directors delegates the administration of the Plan to a committee, which shall be appointed by and shall serve at the pleasure of the Board of Directors. The powers, duties and procedures of any appointed committee shall be governed its adopted charter, or in the absence of such charter, by this article. Any committee member shall be deemed to have resigned automatically from the committee upon his termination of service with the Company. To the extent the Administrator considers it desirable for transactions relating to a grant of Awards to be eligible to qualify for an exemption under Rule 16b-3, the Administrator shall consist of a committee of two or more members of the Board, all of whom qualify as “non-employee directors” within the meaning of Rule 16b-3. To the extent the Administrator considers it desirable for compensation delivered pursuant to a grant of Awards to be eligible to qualify for an exemption under Section 162(m), the Plan shall be administered by a committee of two or more members of the Board, all of whom qualify as “outside directors” within the meaning of Section 162(m). The Administrator may from time to time remove members from or add members to any such committee; fill vacancies on the committee, howsoever caused; and otherwise increase or decrease the number of members of such committee, in each case as the Administrator deems appropriate to permit transactions in Common Stock pursuant to the Plan and to satisfy such conditions of Rule 16b-3 or Section 162(m) as then in effect.

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3.2
Meetings and Actions. The Administrator shall hold meetings at such times and places as it may determine in its sole discrimination. A majority of the members of the Administrator shall constitute a quorum, and the acts of the majority of the members present at a meeting or a consent in writing signed by all members of the Administrator shall be the acts of the Administrator and shall be final, binding and conclusive upon all persons, including the Company, its Affiliates, its stockholders, and all persons having any interest in Awards that may be or have been granted pursuant to the Plan.

3.3
Powers of Administrator. The Administrator shall have the full and exclusive right to grant and determine terms and conditions of all Awards granted under the Plan and to prescribe, amend and rescind rules and regulations for administration of the Plan. The Administrator may from time to time in its discretion determine which of the eligible Employees, Directors and Consultants of the Company or its Affiliates should receive Awards, the type of Awards to be granted, and as applicable, the number of shares subject to the Awards, the grant dates, the exercise or purchase price for shares subject to the Awards, the vesting conditions and duration of the Awards and the restrictions applicable to each grant of shares pursuant to the Awards. In selecting Participants and granting Awards, the Administrator shall take into consideration the contribution the Participant has made or may make to the success of the Company or its Affiliates and such other factors as the Administrator shall determine.

3.4
Discretion of Administrator. The determination of the Administrator as to any disputed question arising under the Plan, including questions of construction and interpretation, shall be final, binding and conclusive upon all persons, including the Company, its Affiliates, its stockholders, and all persons having any interest in Awards that may be or have been granted pursuant to the Plan. Subject to the express provisions of the Plan, the Administrator is authorized, in its sole discretion, to construe the Plan and the respective Award Agreements executed hereunder, to prescribe and enforce such rules and regulations relating to the Plan as it may deem advisable to carry out the intent of the Plan, and to determine and amend, subject to the provisions of Article 14, the terms, restrictions and provisions of any outstanding Award in any manner that is not inconsistent with the provisions of the Plan (including but not limited to cashing out Awards, extending the exercise or effective periods of Awards, accelerating the vesting of Awards, and converting or substituting any or all stock options, stock appreciation rights or other stock awards held by service providers of an entity acquired by the Company) the terms, restrictions and provisions of each Award, including such terms, restrictions and provisions as shall be requisite in the judgment of the Administrator to cause designated Awards to qualify for specific tax treatment, and to make all other determinations necessary or advisable for administering the Plan. The Administrator may correct any defect or supply any omission or reconcile any inconsistency in any Award Agreement in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Administrator on any Plan matters shall be final, conclusive and binding on all parties.

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3.5
Delegation of Authority. To the extent permitted by Applicable Laws, the Administrator may from time to time delegate to a committee of one or more members of the Board of Directors or one or more officers of the Company the authority to grant or amend Awards; provided, however, that in no event shall an officer of the Company be delegated the authority to grant awards to, or amend awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company to whom authority to grant or amend Awards has been delegated hereunder; provided further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under Section 162(m) and other Applicable Laws. Any delegation hereunder shall be subject to the restrictions and limits that the Administrator specifies at the time of such delegation, and the Administrator may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this section shall serve in such capacity at the pleasure of the Administrator.

ARTICLE 4
STOCK SUBJECT TO THE PLAN

4.1	Plan Limit.
(a)
Aggregate Limit. Subject to the provisions of Article 13, the aggregate number of shares of Common Stock that may be issued under Awards granted pursuant to the Plan shall not exceed 1,800,000 shares of Common Stock. Such shares of Common Stock shall be authorized but unissued shares. Shares of Common Stock shall be deemed to have been issued under the Plan solely to the extent actually issued and delivered pursuant to an Award. Shares of Common Stock subject to Awards granted under the Plan that are cancelled, expire or are forfeited shall be available for re-grant under the Plan. If a Participant pays the exercise or purchase price of an Award granted under the Plan through the tender or withholding of shares, or if shares are tendered or withheld to satisfy any Company withholding obligations, the number of shares so tendered or withheld shall become available for re-issuance thereafter under the Plan. Subject to the provisions of Article 13, no more than the aggregate maximum number of shares of Common Stock approved by the Stockholders from time to time may be issued pursuant to Incentive Stock Options.

(b)	Section 162(m) Limit. During any single calendar year, no Participant shall be eligible to be granted Awards exceeding 1,000,000 shares of Common Stock.
4.2
Unused Stock. Shares will be deemed to have been issued under the Plan only (a) to the extent actually issued and delivered pursuant to an Award, or (b) to the extent an Award is settled in cash. If any outstanding Award under the Plan expires or for any other reason ceases to be exercisable, is forfeited or repurchased by the Company, in whole or in part (other than upon exercise of an Award), the shares that were subject to such Award (and as to which the Award had not been exercised) shall continue to be available under the Plan or revert to the Plan to again be available for issuance under the Plan. Any shares of Common Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award (other than an Option) shall again be available for the grant of an Award pursuant to the Plan.

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4.3
Retention of Rights. The existence of this Plan and any Award granted pursuant to the Plan shall not affect the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other change in the Company's capital structure or its business, or a merger or consolidation of the Company, or any issue of bonds, debentures, or preferred or preference stock ranking before or affecting the Common Stock, or the dissolution of the Company or any sale or transfer of all or any part of the Company's assets or business, or any other corporate act or proceeding, whether similar or not.

ARTICLE 5
GRANT OF AWARDS

5.1	Eligibility for Award. Awards may be granted only to persons who, at the time of grant, are Employees, Directors or Consultants.
5.2
Grant of Awards. The Administrator may from time to time in its discretion grant Awards to one or more Employees, Directors or Consultants determined by it to be eligible for participation in the Plan in accordance with the provisions of this article. No Award shall be enforceable under the Plan until the Participant provides the Company with a signed Award Agreement in the form specified by the Administrator with respect to the Award to that Participant.

5.3
Terms of Awards. Each Award will be evidenced by an Award Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Administrator from time to time will approve. The terms of any Award need not be identical to the terms of any other Award to the same or other Participants. An Award may be granted on more than one occasion to the same person, and, subject to the limitations set forth in the Plan, such Award may include any type of Award or any combination of Awards under the Plan. Award Agreements evidencing Awards intended to qualify as Performance-Based Compensation shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m). Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Code Section 422.

5.4
Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Laws, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

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5.5
Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the sole discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

ARTICLE 6
VESTING OF AWARDS

An Award shall vest or become exercisable in whole or in part and at such times and upon such conditions, if any, as determined by the Administrator and set forth in the Award Agreement. The Administrator in its discretion may provide that an Award will be vested or exercisable upon (a) the attainment of one or more performance goals or targets established by the Administrator, which may be based on factors including, but not limited to, the price of a share of Common Stock, the Company's earnings per share, the Company's market share, the Company's sales, the Company's operating margin, the earnings before or after interest, taxes, depreciation, or amortization of the Company; (b) the Participant's Continuous Service for a specified period of time; (c) the occurrence of any event or the satisfaction of any other condition specified by the Administrator in its sole discretion; or (d) a combination of any of the foregoing. Each Award may, in the discretion of the Administrator, have different provisions with respect to vesting or exercise of the Award. At any time after grant of an Award, the Administrator may, in its sole discretion, accelerate the period or waive the conditions for which an Award vests.

ARTICLE 7
STOCK OPTIONS

7.1	Option Award Agreement.
(a)
Option Exercise Price. The Option price (i.e., exercise price) per share of Common Stock under each Option shall be determined by the Administrator and stated in the Option Award Agreement. The Option price for any Option that is intended to be an Incentive Stock Option or to constitute performance-based compensation within the meaning of Section 162(m) shall not be less than 100% of the Fair Market Value (determined as of the day the Option is granted) of the shares subject to the Option. Nonqualified Stock Options may be granted with an Option price of less than 100% of the Fair Market Value (determined as of the day the Option is granted) of the shares subject to the Option.

In the case of an Option that is subject to Section 409A (such as a discounted Nonqualified Stock Option), the timing of the exercise of the Option shall be limited to one (or the earliest of two or more) of the following events, as specified in the applicable Option Award Agreement, as determined and interpreted in accordance with Section 409A: (1) a Change in Control, (2) the Participant's separation from service, (3) a specified date, or (4) the taxable year in which the Option vests. In the event that Participant fails to exercise such an Option within the prescribed period, the Participant shall forfeit all rights under the Option; the Option Award Agreement shall terminate and be of no further force or effect; and the Company shall be released from all obligations under the Option.

The exercise price of an Option may not be repriced.

(b)
Duration of Options. Each Option shall be of a duration as specified in the applicable Award Agreement; provided, however, that the term of any Option shall be no more than 10 years from the date on which the Option is granted and shall be subject to early termination as provided herein.

(c)	Limitations on Incentive Stock Options.
(i) Employee Status. An Incentive Stock Option may be granted only to an individual who is an Employee at the time the Option is granted.

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(ii) Dollar Limit. To the extent that an Incentive Stock Option (together with all Incentive Stock Options granted to the Participant under the Plan and all other stock option plans of the Company and its Affiliate) becomes exercisable for the first time during any calendar year for shares having a Fair Market Value greater than $100,000 (or such other limit effective under the Code), the portion of each Incentive Stock Option that exceeds such amount will be treated as a Nonqualified Stock Option. The rule set forth in the preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted and the Fair Market Value of stock shall be determined as of the time the respective options were granted.

(iii) 10% Shareholder. No Incentive Stock Option shall be granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock (as determined in accordance with Code Section 424(d)) representing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate, unless the option price of such Incentive Stock Option is at least 110% of the Fair Market Value (determined as of the day the Incentive Stock Option is granted) of the stock subject to the Incentive Stock Option, and the Incentive Stock Option by its terms is not exercisable more than five years from the date it is granted.

(iv) Disqualifying Disposition. A Participant shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option which occurs within (A) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Code Section 424(h)) such Option to such Participant, or (B) one year after the transfer of such shares to such Participant.

(d)
Rights as Stockholder. A Participant shall have no rights as a stockholder of the Company with respect to any shares of Common Stock covered by an Option until the date of the issuance of the stock certificate for such shares.

(e)
Other Terms and Conditions. The Option Award Agreement may contain such other provisions, which shall not be inconsistent with the Plan, as the Administrator shall deem appropriate, including, without limitation, provisions that relate to the Participant's ability to exercise an Option in whole or in part to the passage of time or the achievement of specific goals or the occurrence of certain events, as specified by the Administrator.

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7.2
Manner of Exercise. An Option or portion of an Option may be exercised by delivery of an irrevocable notice of exercise in such manner as determined by the Company, stating the number of shares being purchased and the restrictions imposed on the shares so purchased, if any.

7.3
Payment of Option Price. The right to receive shares of the Common Stock upon exercise of an Option shall be conditioned upon the delivery by the Participant of payment for shares and withholding taxes incurred by reason of the exercise and certain representations, if requested by the Administrator. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment, either through the terms of the Option Award Agreement or at the time of exercise of an Option. Acceptable forms of consideration may include:

(a)	cash, check or wire transfer (denominated in U.S. Dollars);
(b)
subject to the Company's discretion to refuse for any reason and at any time to accept such consideration and subject to any conditions or limitations established by the Administrator, other shares of Common Stock held by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the shares as to which said Option shall be exercised;

(c)
delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided, that payment of such proceeds is then made to the Company upon settlement of such sale;

(d)
cashless "net exercise" arrangement pursuant to which the Company will reduce the number of shares issued upon exercise by the largest whole number of shares having an aggregate Fair Market Value that does not exceed the aggregate exercise price, together with required withholding amounts (if any), provided that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance not satisfied by such reduction in the number of whole shares to be issued,

(e)	such other consideration and method of payment for the issuance of shares of Common Stock to the extent permitted by Applicable Laws and acceptable to the Administrator, or
(f)	any combination of the foregoing methods of payment.

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ARTICLE 8
STOCK APPRECIATION RIGHTS

8.1	Stock Appreciation Rights Award Agreement.
(a)
Grant. A SAR shall entitle a Participant to exercise all or a specified portion of the SAR and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the SAR from the Fair Market Value on the date of exercise of the SAR by the number of shares of Common Stock with respect to which the SAR shall have been exercised, subject to any limitations the Administrator may impose.

(b)
SAR Exercise Price. The exercise (or base) price per share of Common Stock under each SAR shall be determined by the Administrator and shall not be less than 100% of the Fair Market Value (determined as the day the SAR is granted) of the Common Stock subject to the SAR, and shall be stated in the applicable Award Agreement. The exercise price of the Common Stock under a SAR may not be repriced.

(c)
Duration of SARs. Each SAR shall be of a duration as specified in the applicable Award Agreement; provided, however, that the term of any SAR shall be no more than 10 years from the date on which the SAR is granted and shall be subject to early termination as provided herein.

(d)	Rights as Stockholder. A Participant shall have no rights as a stockholder of the Company with respect to any shares of Common Stock covered by a SAR.
(e)
Other Terms and Conditions. The SAR Award Agreement may contain such other provisions, which shall not be inconsistent with the Plan, as the Administrator shall deem appropriate, including, without limitation, provisions that relate to the Participant's ability to exercise a SAR in whole or in part to the passage of time or the achievement of specific goals or the occurrence of certain events, as specified by the Administrator.

(f)
Form of Payment. A SAR may be paid to the Participant in the form of cash, whole shares, or a combination thereof, based on the Fair Market Value of the shares earned under the SAR on the date of payment.

8.2
Manner of Exercise. The SAR or portion of the SAR may be exercised by delivery of an irrevocable notice of exercise in such manner as determined by the Company, stating the number of shares as to which the SAR is being exercised.

ARTICLE 9
RESTRICTED STOCK

9.1
Restricted Stock Award Agreement. Shares of Common Stock that are the subject of a Restricted Stock Award will be subject to restrictions on disposition by the Participant and an obligation of the Participant to forfeit and surrender the shares to the Company under certain circumstances.

(a)
Issuance of Restricted Stock. The right to receive Restricted Stock shall be conditioned upon the delivery by the Participant of (i) payment of the purchase price, if any, in full, by an electronic transfer of funds, such other form as may be acceptable under the administrative procedures established by the Company, or any other form of legal consideration that may be acceptable to the Administrator; (ii) payment in similar form equal to such amount as the Company shall determine to be sufficient to satisfy any liability it may have for any withholding of income or other taxes under Applicable Laws incurred by reason of the vesting of the Restricted Stock or the Participant's election under Code Section 83(b); (iii) certain investment representations, if requested by the Administrator; and (iv) a copy of the executed Award Agreement in the form specified by the Administrator with respect to the grant of Restricted Stock to that Participant.

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(b)
Stock Register or Certificates. Shares representing the Restricted Stock shall be recorded in the stock register of the Company in the name of the Participant to whom such Restricted Stock shall have been granted. In the event the Company issues certificates, a stock certificate or certificates representing the Restricted Stock shall be registered in the name of the Participant to whom such Restricted Stock shall have been granted, and such certificates shall remain in the custody of the Company. The Participant shall deposit with the Company stock powers or other instruments of assignment, each endorsed in blank, so as to permit retransfer to the Company of all or a portion of the Restricted Stock that shall be forfeited or otherwise not become vested in accordance with the Plan and the applicable Award Agreement.

(c)
Restrictions and Rights. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Participant shall have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and such other distributions, as the Board of Directors may, in its discretion, designate, pay or distribute on such Restricted Stock, and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, except as set forth in this section. During the Restriction Period, the Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of the stock until the restrictions have lapsed, and a breach of the terms and conditions established by the Administrator pursuant to the Award Agreement will cause a forfeiture of the Restricted Stock. The Award Agreement may contain such other provisions, which shall not be inconsistent with the Plan, as the Administrator shall deem appropriate.

(d)
Forfeiture. If the Participant fails to satisfy any applicable restrictions, terms and conditions set forth in this Plan or in the applicable Award Agreement for any reason, any Restricted Stock held by such Participant and affected by such conditions shall be forfeited to the Company in return for such consideration as shall be specified in the Award Agreement. The Company and its officers are authorized to reflect such forfeiture of Restricted Stock on the Company's stock ledger.

(e)
Section 83(b) Election. If a Participant makes an election under Code Section 83(b) to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Participant would otherwise be taxable under Code Section 83(a), the Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.

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ARTICLE 10
OTHER AWARDS

10.1
Bonus Stock Awards. Each Bonus Stock Award granted to a Participant will constitute a transfer of shares of Common Stock other than Restricted Stock on such terms and conditions as the Administrator shall determine. Bonus Stock Awards will be made in shares of Common Stock and may be subject to performance criteria or any other specific criteria, including service to the Company or an Affiliate, determined by the Administrator. The purchase price, if any, for Common Stock issued in connection with a Bonus Stock Award will be determined by the Administrator in its sole discretion.

10.2
Restricted Stock Unit Award. Each Restricted Stock Unit Award will be subject to such terms and conditions as the Administrator shall determine. The number and terms and conditions of Restricted Stock Units shall be determined by the Administrator. The Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including conditions based on one or more performance criteria or other specific criteria, including service to the Company or an Affiliate, in each case on a specified date or dates or over any period or periods, as the Administrator determines. The Administrator shall specify, or permit the Participant to elect, the conditions and dates upon which the shares of Common Stock underlying the Restricted Stock Units which shall be issued, which dates shall not be earlier than the date as of which the Restricted Stock Units vest and become nonforfeitable and which conditions and dates shall be subject to compliance with Section 409A. Restricted Stock Units may be paid in cash, shares of Common Stock, or both, as determined by the Administrator. On the distribution dates, the Company shall issue to the Participant one unrestricted, fully transferable share of Common Stock (or the Fair Market Value of one such Share in cash) for each vested and nonforfeitable Restricted Stock Unit.

10.3
Other Awards. The Administrator may from time to time in its sole discretion determine which of the eligible Employees, Directors and Consultants of the Company and its Affiliates should receive grants of other Awards that are valued in whole or in part by reference to, or are otherwise based upon, Common Stock, including without limitation dividend equivalents, phantom stock, phantom stock units and performance units. Such Awards may be issued alone or in conjunction with other Awards under the Plan. In addition, the Administrator may, from time to time, in its sole discretion and consistent with Applicable Laws that would prohibit the imposition of the constructive or actual receipt of income, afford a Participant the opportunity to convert the form of Award currently held by the Participant prior to the time such Participant would become vested in such Award (e.g., from a Restricted Stock Award to a restricted stock unit award). The Administrator, in its sole discretion, may include in any Award any provisions necessary to avoid adverse tax consequences to the Participant under Section 409A.

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ARTICLE 11
ISSUANCE OF SHARES

11.1
Stock Certificates. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Common Stock pursuant to the exercise of any Award, unless and until the Board of Directors has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all Applicable Laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares are listed or traded. The Company shall not be required to issue or deliver any certificates evidencing shares of Common Stock prior to satisfaction of any applicable vesting requirement. All stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other under Applicable Laws and rules and regulations and to reflect vesting restrictions. The Administrator may place legends on any stock certificate to reference restrictions applicable to the shares. In addition to the terms and conditions provided herein, the Board of Directors may require that a Participant make such reasonable covenants, agreements, and representations as the Board of Directors, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator. No fractional shares of Common Stock shall be issued and the Administrator shall determine, in its sole discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding down.

11.2	Nontransferability.

(a)
No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. Except as otherwise provided by the Administrator, no Award shall be assigned, transferred, or otherwise disposed of by a Participant for value other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a domestic relations order, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed.

(b)
During the lifetime of the Participant and for so long as the Participant is not incapacitated, only the Participant may exercise an Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a domestic relations order. Notice to exercise an Award shall be signed by the Participant or other person then entitled to exercise the Award or such portion of the Award. In the event that an Award shall be exercised by any person or persons other than the Participant, the Administrator may require appropriate proof of the right of such person or persons to exercise the Award. In addition, the Administrator may require such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state or foreign securities laws or regulations, the rules of any securities exchange on which the Common Stock is traded or any other Applicable Laws. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars. After the death or incapacitation of the Participant, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Participant’s will or under the then Applicable Laws of descent and distribution.

(c)
Notwithstanding the foregoing, the Administrator, in its sole discretion, may determine to permit a Participant to transfer an Award other than an Incentive Stock Option to any one or more Permitted Transferees, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Participant (other than the ability to further transfer the Award); and (iii) the Participant and the Permitted Transferee shall execute any and all documents requested by the Administrator.

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11.3
Paperless Administration. Subject to Applicable Laws, the Administrator may make Awards, provide applicable disclosure and establish procedures for exercise of Awards by an internet website or interactive voice response system for the paperless administration of Awards.

ARTICLE 12
TERMINATION OF CONTINUOUS SERVICE

12.1
Effect of Termination of Continuous Service. Except as otherwise provided in an applicable Award Agreement or employment agreement with a Participant, or as otherwise provided by the Administrator, any vesting of any Award shall cease upon termination of the Participant's Continuous Service, and any Award shall be exercisable only to the extent that it was exercisable on the date of such termination of Continuous Service. Any Award not exercisable as of the date of termination, and any Award or portions thereof not exercised within the period specified herein, shall terminate.

(a)
Termination Other than for Cause. Subject to any limitations set forth in the agreement for an Award, and provided that the notice of exercise is provided as required by the Plan prior to the expiration of the Award, the Participant shall be entitled to exercise the Award (i) during the Participant's Continuous Service, and (ii) for a period of 90 days after the date of termination of the Participant's Continuous Service for reason other than Cause, or such longer period as may be set forth in the Award Agreement.

(b)
Termination by Death. Notwithstanding subsection (a), if a Participant's Continuous Service should terminate as a result of the Participant's death, or if a Participant should die within a period of 90 days after termination of the Participant's Continuous Service under circumstances in which subsection (a) would permit the exercise of the Award following termination, the personal representatives of the Participant's estate or the person or persons who shall have acquired the Award from the Participant by bequest or inheritance may exercise the Award at any time within one year after the date of death, but not later than the expiration date of the Award.

(c)
Termination by Disability. Notwithstanding subsection (a), if a Participant's Continuous Service should terminate by reason of the Participant's Disability, the Participant may exercise the Award at any time within one year after the date of termination but not later than the expiration date of the Award.

(d)
Termination for Cause. Notwithstanding anything herein to the contrary, and unless otherwise provided by the Award Agreement, if the Participant is terminated for Cause, all unexercised Awards granted to the Participant shall terminate immediately upon such termination.

(e)
Extension of Award Termination Date. The Administrator, in its sole discretion, may extend the termination date of an Award granted under the Plan without regard to the preceding provisions of this section. Exercise of an Incentive Stock Option beyond the periods provided in subsections (a), (b) and (c) shall evidence the Participant's consent to such extension and any resulting recharacterization of the Option as a Nonqualified Stock Option.

12.2
Effect of Termination of Continuous Service on Stock. Except as otherwise provided in an applicable Award Agreement or employment agreement with a Participant, or as otherwise provided by the Administrator, in the event that a Participant terminates Continuous Service with the Company for any reason, including Disability of the Participant, any unvested shares of Common Stock held by such Participant as of the date of such termination of Continuous Service shall be forfeited to the Company as of the date of termination of Continuous Service.

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ARTICLE 13
REORGANIZATION, RECAPITALIZATION AND CHANGE IN CONTROL

13.1
Adjustments to Common Stock. The shares with respect to which Awards may be granted are shares of Common Stock as presently constituted; provided, however, that if, and whenever, prior to the expiration or distribution to the Participant of an Award theretofore granted, the Company shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such Award may thereafter be exercised or satisfied, as applicable, (a) in the event of an increase in the number of outstanding shares, shall be proportionately increased, and the exercise price per share shall be proportionately reduced, and (b) in the event of a reduction in the number of outstanding shares, shall be proportionately reduced, and the exercise price per share shall be proportionately increased. Notwithstanding the foregoing, any such adjustment made with respect to an Award that is an Incentive Stock Option shall comply with the requirements of Code Section 424(a), and in no event shall any such adjustment be made which would render (i) any Incentive Stock Option granted under the Plan to be other than an "incentive stock option" for purposes of Code Section 422 or (ii) any award that is intended to be exempt from, or comply with, Section 409A to fail to comply with Section 409A.

13.2
Recapitalization. If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of a previously granted Award, the Participant shall be entitled to receive (or entitled to purchase, if applicable) under such Award, in lieu of the number of shares of Common Stock then covered by such Award, the number and class of shares of stock and securities to which the Participant would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Participant had been the holder of record of the number of shares of Common Stock then covered by such Award.

13.3	Change in Control. In the event of a Change in Control, the Administrator in its sole discretion may:
(a)
Substitution of Awards. negotiate a binding agreement whereby the surviving corporation or acquiring corporation may assume any outstanding Award under the Plan or may substitute similar stock awards on an equitable basis of appropriate stock of the Company, or of the surviving corporation or acquiring corporation, which will be issuable in respect of the Common Stock (including an award to acquire the same consideration paid to the stockholders in the Change in Control) for those outstanding under the Plan; provided that with respect to (i) each outstanding Incentive Stock Option, any such substituted award meets the requirements of Code Section 424(a) and (ii) each outstanding Award subject to Section 409A, any such substituted award meets the requirements of Section 409A;

(b)	Acceleration of Vesting. accelerate the vesting of outstanding Awards (and, if applicable, the time during which such Awards may be exercised);

(c)
Acceleration of Exercise: in lieu of, or in addition to, accelerating the vesting of outstanding Awards, the Administrator may, upon written notice to Participants, provide that all unexercised Awards must be exercised or satisfied upon the Change in Control or within a specified number of days of the date of such Change in Control or such Awards will terminate. In response to such notice, a Participant may make an irrevocable election to exercise the Participant's Award contingent upon and effective as of the effective date stated in such notice. Any Award shall terminate if not exercised upon the time frame stated in the notice. The Administrator may, in its sole discretion, accelerate the vesting of any outstanding Award in connection with any proposed or completed Change in Control.

(d)
Cash-Out: prior to such a Change in Control, terminate any or all unexercised Awards (after acceleration of vesting) in exchange for cash or consideration similar to that received by stockholders of Common Stock of the Company in the Change in Control, less the exercise price required under any such Awards.

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13.4
Other Events. In the event of changes to the outstanding Common Stock by reason of recapitalization, reorganization, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for under this article, any outstanding Awards and any Award Agreements evidencing such Awards shall be subject to adjustment by the Administrator in its discretion as to the number and exercise price of shares of Common Stock or other consideration subject to such Award. In the event of any such change to the outstanding Common Stock, the aggregate number of shares available under the Plan may be appropriately adjusted by the Administrator, the determination of which shall be conclusive.

13.5
No Adjustment for Certain Awards. Except as hereinabove expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair market value, shall not affect previously granted Awards, and no adjustment by reason thereof shall be made with respect to the number of shares of Common Stock subject to Awards theretofore granted or the exercise price per share, if applicable.

ARTICLE 14
AMENDMENT AND TERMINATION

14.1
Amendment of the Plan. The Board of Directors may at any time and from time to time alter, amend, suspend or terminate the Plan or any part thereof as it may deem proper, except that no such action shall diminish or impair the rights under an Award previously granted without the consent of the affected Participant. Unless the stockholders of the Company shall have given their approval, the Board of Directors may not amend the Plan to (a) increase the maximum aggregate number of shares that may be issued under the Plan, (b) increase the maximum number of shares that may be issued under the Plan through Incentive Stock Options, (c) change the class of individuals eligible to receive Awards under the Plan, or (d) make any other change that would require stockholder approval under Applicable Laws.

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14.2
Termination of the Plan. The Board of Directors may at any time suspend or terminate the Plan. No such suspension or termination shall diminish or impair the rights under an Award previously granted without the consent of the affected Participant, and termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the tenth anniversary of the Effective Date.

ARTICLE 15
GENERAL PROVISIONS

15.1
Tax Obligations. To the extent provided by the terms of an Award Agreement, the Participant may satisfy any federal, state local and foreign income or other tax withholding obligation (including the Participant’s FICA or employment tax obligation) under Applicable Laws relating to the exercise or acquisition of Common Stock under an Award by tendering a cash payment or, if permitted by the Administrator, either withholding from any cash compensation paid to the Participant by the Company or its Affiliate or delivering to the Company owned and unencumbered shares of Common Stock. The number of shares of Common Stock which may be withheld or surrendered shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income. Notwithstanding any provision to the contrary, all taxes associated with participation in the Plan, including any liability imposed under Section 409A, shall be borne by the Participant.

15.2
Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A, the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A and thereby avoid the application of any penalty taxes under Section 409A.

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15.3
Rule 16b-3. It is intended that, at any time the Company is Publicly Traded, the Plan and any Award made to a person subject to Section 16 of the Exchange Act shall meet all of the requirements of Rule 16b-3. If any provision of the Plan or of any such Award would disqualify the Plan or such Award under, or would otherwise not comply with the requirements of, Rule 16b-3, such provision or Award shall be construed or deemed to have been amended as necessary to conform to the requirements of Rule 16b-3.

15.4	Section 162(m).

(a)
Performance-Based Compensation. It is intended that, at any time when the Common Stock is Publicly-Traded, the Plan shall comply fully with and meet all the requirements of Section 162(m) so that Awards hereunder which are made to Participants who are "covered employees" (as defined in Section 162(m)) shall constitute "performance-based" compensation within the meaning of Section 162(m). If an Award is intended to qualify as “performance-based” compensation within the meaning of Section 162(m), it shall be payable solely on account of attainment of established performance goals. If any provision of the Plan or an applicable Award Agreement would disqualify the Plan or Award or would not otherwise permit the Plan or Award to comply with Section 162(m) as so intended, such provision shall be construed or deemed amended to conform to the requirements or provisions of Section 162(m).

(b)
Performance-Based Requirements. To the extent necessary to comply with the requirements of Section 162(m)(4)(C), with respect to any Award which is intended to qualify as performance-based compensation, no later than 90 days following the commencement of any performance period or any designated fiscal period or period of service (or such earlier time as may be required under Section 162(m)), the Administrator shall, in writing, (i) designate one or more eligible individuals, (ii) select the performance criteria applicable to such performance period, (iii) establish the performance goals and amounts of such Awards that may be earned for such performance period, and (iv) specify the relationship between performance criteria and the performance goals and the amounts of such Awards, as applicable, to be earned by each covered employee for such performance period.

(c)
Performance Criteria. The performance criteria to be utilized under the Plan for such purposes shall consist of objective tests based on one or more of the following: achievement of benchmarks such as specified acquisitions or financings; earnings or earnings per share; cash flow; customer satisfaction; revenues; financial return ratios (such as return on equity and/or return on assets); market performance; stockholder return or value; operating profits; EBITDA; net profits; profit returns and margins; stock price; credit quality; sales growth; market share; comparisons to peer companies (on a company-wide or divisional basis); working capital; or individual or aggregate employee performance.

(d)
Certification of Results. Following the completion of each performance period, the Administrator shall certify in writing whether and the extent to which the applicable performance goals have been achieved for such performance period. In determining the amount earned under such Awards, the Administrator shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant including the assessment of individual or corporate performance for the performance period.

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15.5
Section 13(k). Notwithstanding any other provision of the Plan to the contrary, no Participant who is an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

15.6
Beneficiary Designations. Each Participant may, from time to time, name a beneficiary or beneficiaries (who may be contingent or successive beneficiaries) for purposes of receiving any amount which is payable in connection with an Award under the Plan upon or subsequent to the Participant's death. Each such beneficiary designation shall serve to revoke all prior beneficiary designations, be in a form prescribed by the Company and be effective solely when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such written beneficiary designation, for purposes of the Plan, a Participant's beneficiary shall be the Participant's estate.

15.7
No Employment Rights. Nothing contained in this Plan or in any Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of such Participant's Continuous Service by the Company or any Affiliate or interfere in any way with the right of the Company or any Affiliate, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such Continuous Service or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of the Award.

15.8
Jurisdictions. In order to assure the viability of Awards granted to Participants employed in various jurisdictions, the Administrator shall have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable to comply with provisions of the Applicable Laws in which the Company may operate to assure the viability of the benefits from Awards granted to Participants employed in such countries, to accommodate differences in local law, tax policy, or custom applicable in the jurisdiction in which the Participant resides or is employed and to meet the objectives of the Plan. Moreover, the Administrator may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Article 4. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate any Applicable Laws.

15.9
Foreign Currency. A Participant may be required to provide evidence that any currency used to pay the exercise price of any Award was acquired and taken out of the jurisdiction in which the Participant resides in accordance with Applicable Laws, including foreign exchange control laws and regulations. The amount payable will be determined by conversion from U.S. dollars at the exchange rate as selected by the Administrator on the date of exercise.

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15.10
Other Employee Benefits. Unless so provided by the applicable plan, the amount of compensation deemed to be received by a Participant as a result of the exercise of an Award shall not constitute earnings with respect to which any other employee benefits of the person are determined, including without limitation benefits under any pension, profit sharing, life insurance, or disability or other salary continuation plan.

15.11
Confidentiality of Information. Except as required by Applicable Laws, information regarding the grant of Awards under this Plan is confidential information of the Company and may not be shared with anyone other than the Participant's immediate family and personal financial advisor and other person(s) designated by Participant by power of attorney or assignment.

15.12
No Funding. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to ensure the payment of any Award.

15.13
Severability. If any provision of this Plan is held by any court or governmental authority to be illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions. Instead, each provision held to be illegal or invalid shall, if possible, be construed and enforced in a manner that will give effect to the terms of such provision to the fullest extent possible while remaining legal and valid.

15.14
Governing Law and Venue. This Plan, and all Awards granted under this Plan, shall be construed and shall take effect in accordance with the laws of the State of Nevada without regard to conflicts of laws principles.

15.15
Use of Proceeds. Any cash proceeds received by the Company from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes, but in no event shall be used to purchase shares in the public market for issuance of Stock or Awards under the Plan.

15.16
Appendices. The Administrator may approve such supplements, amendments or appendices to the Plan as it may consider necessary or appropriate for purposes of compliance with Applicable Laws or otherwise and such supplements, amendments or appendices shall be considered a part of the Plan; provided, however, that no such supplements shall increase the share limitations contained in Article 4.

15.17
Indemnification. To the extent allowable pursuant to Applicable Laws, each member of the Administrator and of the Board of Directors shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which the member may be a party or in which the member may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

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